Registration filing date:
Registration No. 333-80535
April 10, 2025
811-08904

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

Form N-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 34	☒
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 280	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III
(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
(Name of Depositor)
51 Madison Avenue
New York, New York 10010
(Address of Depositor’s Principal Executive Office)
Depositor’s Telephone Number: (212) 576-7000
Laura Bramson, Esq.
New York Life Insurance and Annuity Corporation
44 S. Broadway
White Plains, NY 10601
(Name and Address of Agent for Service)

Copy to: Charles A. Whites, Jr., Esq.
Vice President and Associate General Counsel
New York Life Insurance Company
51 Madison Avenue
New York, NY 10010

Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2025 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.
Title of Securities Being Registered:
Units of interest in a separate account under a variable annuity contract.

PROSPECTUS Dated May 1, 2025
for
New York Life Flexible Premium Variable Annuity
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-I
NYLIAC Variable Annuity Separate Account-II
NYLIAC Variable Annuity Separate Account-III
This Prospectus describes the individual flexible premium New York Life Flexible Premium Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). Policies investing in NYLIAC Variable Annuity Separate Account-I and NYLIAC Variable Annuity Separate Account-II were policies that NYLIAC offered for sale prior to October 1, 1999. Prior to May 9, 2002, these policies continued to be offered where policies investing in NYLIAC Variable Annuity Separate Account-III were not yet available. Policies investing in NYLIAC Variable Annuity Separate Account-III were policies that NYLIAC offered for sale prior to July 16, 2012. We have discontinued sales of new policies, but we still accept new premium payments for in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes, and/or a 10% federal penalty tax if withdrawn before age 59½), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced. Please note that your policy may vary depending on your state. Any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at www.Investor.gov.
Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account and up to 18 separate Investment Divisions. Each Investment Division invests in a corresponding Portfolio. The Portfolios are listed in APPENDICES 1A and 1B.
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

i

ii

Definitions

Accumulation Unit— An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value— The sum of the Variable Accumulation Value and the Fixed Account Accumulation Value of a policy.
Allocation Options— The Investment Divisions of the Separate Account, any available Asset Allocation Model, and the Fixed Account.
Annuitant— The person named on the Policy Data Page and whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.
Annuity Commencement Date— The date on which we are to make the first Income Payment under the policy, which cannot be later than the date you attain age 85.
Asset Allocation Model— A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May 1, 2020.
Base Contract Charge— Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary or beneficiary— The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below) in the event of the Annuitant’s or the policyowner’s death.
Business Day— Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Code— The Internal Revenue Code of 1986, as amended.
EBB— Enhanced Beneficiary Benefit.
Eligible Designated Beneficiary— Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
Fixed Account— An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The benefits payable under the Fixed Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.
Fixed Account Accumulation Value— The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account.
Fund– A mutual fund that has multiple series or Portfolios.
Good Order— “Good Order” is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it complies with our administrative procedures and is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction or complete the transaction and that it complies with all relevant laws and regulations. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing or by other means we then permit (such as by telephone or electronic transmission), along with all forms and other information or documentation necessary to complete the request.
Income Payments— Periodic payments NYLIAC makes after the Annuity Commencement Date.
Investment Division— The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.

Life Income – Guaranteed Period Payment Option— The default Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10-year has expired.
M&E Charge— The Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
Non-Qualified Policies— Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A, and 457 of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
NYLIAC, we, our or us— New York Life Insurance and Annuity Corporation.
Owner (you, your)— The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.
Payment Date— The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment in Good Order.
Payment Year(s)— With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.
Policy Anniversary— An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page— Page 2 of the policy which contains the policy specifications.
Policy Date— The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year— A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios— The mutual fund portfolios in which the corresponding Investment Divisions invest.
Qualified Policies— Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A, and 457 of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Reset Value— In states where approved, on each Reset Anniversary, which is every three years from the date of the initial premium payment, until you or the Annuitant reaches age 85, this value will be calculated and shall be the greater of: (a) the current Reset Anniversary’s Accumulation Value; and (b) the prior Reset Anniversary’s value, plus any premiums since the prior Reset Anniversary date, less any partial withdrawals and surrender charges on those partial withdrawals and any rider charges since the last Reset Anniversary date. This feature is only available for policies investing in Separate Account-III.
Sales Standards— The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
Separate Account(s)— NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II and NYLIAC Variable Annuity Separate Account-III, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.
Standard Death Benefit— If you or the Annuitant dies before the Annuity Commencement Date, the standard death benefit that is guaranteed to your Beneficiaries, which will be the greatest of: (i) the Accumulation Value less any outstanding loan balance, as of the day we receive a claim form in Good Order; (ii) the sum of all premium payments made less any outstanding loan balance, partial withdrawals and surrender charges previously imposed, less any rider charges; or (iii) for policies investing in Separate Account III, the Reset Value, plus any additional premium payments made since the most recent reset date, less any outstanding loan balance, partial withdrawals and applicable surrender charges since the most recent reset date.

Surrender Charge Free Amount— You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. We call this the Surrender Charge Free Amount. The maximum amount you may withdraw without a surrender charge in any given Policy Year is the greatest of either (i) 10% of the Accumulation Value at the time of the withdrawal, less any prior partial withdrawals made during the Policy Year that were free of surrender charges; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior partial withdrawals during the Policy Year that were free of surrender charges.
Surrender Charge Period— The nine-year period of time during which a partial withdrawal or surrender could be subject to a surrender charge. The Surrender Charge Period is based on the Policy Date.
Variable Accumulation Value— The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
VPSC— The Variable Products Service Center.

Important Information You Should Consider About The Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal
If you withdraw more than the Surrender Charge Free Amount within the first nine Policy Years, you will be assessed a surrender charge.
The maximum surrender charge is 7% of the amount withdrawn during the first three Policy Years, declining to 0% over that nine-year period.
For example, if you make an early withdrawal within the first three
Policy Years, you could pay a surrender charge of up to $7,000 on a
$100,000 investment.
CHARGES AND DEDUCTIONS – Transaction Expenses –Surrender Charges
Transaction Charges
We reserve the right to assess a transaction charge if you transfer cash value between investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. A loan processing fee may apply if you take a policy loan. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.
CHARGES AND DEDUCTIONS –Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS -Annual Policy Expenses; Annual Portfolio Expenses; Optional Benefit Expenses

ANNUAL FEE	Minimum	Maximum
Base contract[1]			CHARGES AND DEDUCTIONS – Annual Policy Expenses
Separate Accounts I and II	1.30%	1.30%
Separate Account III	1.40%	1.40%
Investment options (Portfolio fees and expenses)[2]			CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
Policies purchased on or after June 2, 2003	0.38%	1.44%
Policies purchased prior to June 2, 2003	0.19%	1.44%
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]			CHARGES AND DEDUCTIONS – Optional Benefit Expenses
Separate Accounts I and II	N/A	N/A
Separate Account III	0.30%	0.30%

[1] Calculated as an annualized percentage of the daily average Variable
Accumulation Value, including Mortality and Expense Risk Charges,
Administration Fee and Policy Service Charge.
2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2024 and will change from year to year.
3 As a percentage of the policy’s Accumulation Value.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

	LOWEST ANNUAL COST:	HIGHEST ANNUAL COST
Separate Account III	$1,643.98	$2,728.31
Separate Accounts I & II	$1,558.52	$2,425.70

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
optional benefits, and Portfolio
fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS
Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to the first 9 Policy Years. They will reduce the value of your policy if you withdraw money during that time.
The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS
Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g.,Portfolios) and guaranteed options
(e.g., the Fixed Account) you choose.
•Each investment option has its own unique risks.
•You should review the prospectuses for the available Portfolios and the description in this prospectus of the Fixed Account before making an investment decision.
PRINCIPAL RISKS
Insurance Company Risks
An investment in the policy is subject to the risks related to NYLIAC, including that any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling the VPSC at 1-800-598-2019.
PRINCIPAL RISKS

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•We limit the number of Investment Divisions you may choose. You may allocate premium payments to up to 18 separate Investment
Divisions, plus the Fixed Account, some of which may not be
available under your policy.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close, or substitute Portfolios as investment options that are available under the policy.
THE POLICIES—Policy Application and Premium Payments, Transfers, and Limits on Transfers NYLIAC AND THE SEPARATE ACCOUNT— Additions, Deletions, or Substitutions of Investments
Optional Benefits
•Certain optional benefits are not available depending on the age of the policyowner.
•You are required to have a minimum Accumulation Value for some optional benefits.
•We may modify or discontinue an optional benefit at any time.
•Some optional benefits cannot be cancelled without surrendering your policy.
DESCRIPTION OF BENEFITS
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.
•Premiums that are made on a pre-tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset-based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges
Your registered representative may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax-Free Section 1035 Exchanges

Overview Of The Policy

Q.
What is this policy, and what is it designed to do?
A.
The New York Life Flexible Premium Variable Annuity is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Allocation Options during an accumulation (savings) phase of the policy. The policy also offers death benefits to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
●
the accumulation (savings) phase, when you make premium payments to us, and
●
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can invest your premium payments in:
●
a variety of Investment Divisions (you may choose up to 18). Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. A list of Portfolios is provided in APPENDICES 1A and 1B: Portfolios Available Under the Policy;
●
a Fixed Account option, which offers an interest rate at least equal to the guaranteed minimum interest rate.
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize your policy, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulation Value on a tax-deferred basis. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
A.
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time (through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy). See “ANNUITY PAYMENTS (THE INCOME PHASE)—Annuity Commencement Date.” However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS”).
Tax treatment. Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Transferring your money. You may, within limits, transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date. Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Loans. You may be able to borrow some of your Accumulation Value subject to certain conditions if you purchased your policy in connection with a Code Section 403(b) Tax-Sheltered Annuity ("TSA") plan. (See "LOANS.")
Death benefits. Unless amended by any rider attached to the policy, your policy includes a Standard Death Benefit. If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the Policy, as of the day we receive a claim form in Good Order, the Standard Death Benefit, which is the greatest of: (i) the Accumulation Value, less any outstanding loan balance; or (ii) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals, and surrender charges previously imposed, less any rider charges; or (iii) for policies investing in Separate Account  III, the Reset Value, plus any additional premium payments made since the most recent reset date, less any outstanding loan balance, partial withdrawals and applicable surrender charges since the most recent reset date. The Enhanced Beneficiary Benefit Rider and the Enhanced Spousal Continuance Rider were available for an additional fee at the time of application. These optional benefits may increase the amount of money payable to your designated beneficiaries upon your death.
If you die before the Annuity Commencement Date and your spouse is the Beneficiary, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA, and SEP policies only). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death or the Annuitant’s death. If you elect the EBB Rider and the Enhanced Spousal Continuance Rider (“ESC Rider”) applies, see the EBB and ESC Riders.
Optional benefits that occur during your lifetime. We offer the EBB Rider for an additional charge, which is deducted from your Accumulation Value on each policy quarter. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. The ESC Rider is available, subject to state availability, at no additional charge if the EBB Rider is elected.
Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.
Automatic asset reallocation and dollar cost averaging. At no additional charge, you may select automatic asset reallocation, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Also, at no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.  However, you may not elect dollar cost averaging if you have elected automatic asset reallocation.
Interest sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy-related documents.

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender, or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn) Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.
Policy Year	1	2	3	4	5	6	7	8	9	10+
Surrender Charge	7.00%	7.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%

Other Transaction Charges	Guaranteed Maximum Charge	Current Charge
Transfer Fee (charged for transfers in excess of 12 in a Policy Year)	$30	$0
Payments Returned for Insufficient Funds	$30	$0
Loan Processing Fee	$25	$0
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Policy Expenses
Base Contract Charges (Without Optional Benefits)
Administrative Expense[1]
Separate Accounts I and II	Lesser of $30 or 2% of the Accumulation Value for policies with less than $10,000 of Accumulation Value.
Separate Account III	$30 for policies with less than $20,000 of Accumulation Value.
Base Contract Expenses[2]	Guaranteed Maximum Charge	Current Charge
Separate Accounts I and II	1.30%	1.30%
Separate Account III	1.40%	1.40%
1
We call this fee the “Annual Policy Service Charge” in your policy and elsewhere in the prospectus. The charge is waived for policies with $20,000 or more in Accumulation Value in Separate Account III and $10,000 or more in Accumulation Value in Separate Accounts I and II.
2
Calculated as an annualized percentage of the daily average Variable Accumulation Value. In your Policy and elsewhere in this prospectus, we call this the “Mortality and Expense Risk Charges” and “Administration Fee.”

Optional Benefit Expenses
The following table applies to Optional Benefits currently available for purchase:
Enhanced Beneficiary Benefit (“EBB”) Rider Charge[1]	Guaranteed Maximum Charge	Current Charge
[1] Calculated as an annualized percentage of the policy’s Accumulation Value, applied and deducted on a quarterly basis.	1.00%	0.30%
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDICES 1A and 1B.
Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2024.[1]
Before fee waivers and expense reimbursements
Policies purchased on or after June 2, 2003	0.38%	1.44%
Policies purchased prior to June 2, 2003	0.19%	1.44%
After fee waivers and expense reimbursements
Policies purchased on or after June 2, 2003	0.28%	1.41%
Policies purchased prior to June 2, 2003	0.12%	1.33%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2024.
2
Fee waivers and expense reimbursements are generally expected to continue through April 30, 2026 and may be terminated at any time thereafter at the option of the Portfolio company.
Examples
These Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual policy expenses and Annual Portfolio Expenses.
These Examples assume that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Expenses and optional benefits for an additional charge.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Separate Accounts I and II:
	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$9,310.75	$15,525.36	$20,007.28	$31,680.08
If you annuitize at the end of the applicable time period:	$9,310.75	$8,815.53	$15,008.89	$31,680.08
If you do not surrender your policy:	$2,877.00	$8,815.53	$15,008.89	$31,680.08
*Assumes you have elected a policy with the EBB.

Separate Account III:
	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$9,700.10	$16,675.45	$21,932.03	$35,573.83
If you annuitize at the end of the applicable time period:	$9,700.10	$10,047.20	$17,034.51	$35,573.83
If you do not surrender your policy:	$3,292.53	$10,047.20	$17,034.51	$35,573.83
*Assumes you have elected a policy with the EBB.

Principal Risks

This section is intended to summarize the principal risks of investing in the policy.
Poor Investment Performance. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio's prospectus which can be found online at https://dfinview.com/NewYorkLife/TAHD/flex. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to FlexProspectus@newyorklife.com. You should review the prospectuses for the available Portfolios before making an investment decision.
Liquidity Risk. This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges (for amounts above the Surrender Charge Free amount) apply for the first nine Policy Years. They will reduce the value of your policy if you withdraw money during that time. If you need to make early or excess withdrawals, they could substantially reduce or even terminate the benefits available under the policy. There may be adverse tax consequences if you make early withdrawals under the policy. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.
Conditions to Policy Benefits. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy or the optional benefits for which you have been charged a fee. For example:
●
You may need to take early or excess withdrawals which have the potential to substantially reduce the Standard Death Benefit available under the policy.
●
The Living Needs Benefit and Unemployment Riders only provide a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs. They require a minimum Accumulation Value of $5,000.
●
The Enhanced Beneficiary Benefit Rider only provides a benefit if your policy’s Accumulation Value exceeds your Adjusted Premium Payments. In addition, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of the withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of the EBB benefit by more than the dollar amount of the withdrawal.
Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy and may have lower fees and expenses.
Investment Restrictions. We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Reallocation, Asset Allocation Models, and Interest Sweep.
We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy. In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.
Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES—Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
●
Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
●
Increased administrative and Fund brokerage expenses; and/or
●
Dilution of the interests of long-term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES—Limits on Transfers” for more information on the risks of frequent trading.)
Fees and Charges. Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.
The amount of M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, this may be more advantageous in a flat or declining market and disadvantageous in a rising market.
Fixed Account Rates. The rate we declare for the Fixed Account may be lower than you would find acceptable.
Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.
Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.
Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See the SAI ”ADDITIONAL INFORMATION ABOUT RISKS (Non-Principal Risks)” for more information.)

Contacting NYLIAC

Where do I send written service requests?
Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.
All written service requests (except for subsequent premium payments and loan repayments) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:
	Regular Mail	Express Mail
	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail
New York Life P.O. Box 130539 Dallas, TX 75313–0539
Subsequent premium payments and loan repayments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Sales Standards):
	Regular Mail	Express Mail
Subsequent Premium Payments and loan repayments	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675–3021	NYLIAC 5450 N Cumberland Avenue Suite 100 Chicago, IL 60656-1422
Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.
Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.
How do I contact NYLIAC by Telephone or Online?
a. By Telephone:
Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our customer service representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
b. Online:
Certain service requests, including but not limited to, transferring assets between Allocation Options and e-mailing the Registered Representative, may be made online. For online requests please visit www.newyorklife.com or the New York Life Mobile Application (“mobile application” or “mobile app”), available for download on the Apple App Store and Google Play Store, and enter your username and password. (See “THE POLICIES—Online Service at www.newyorklife.com and through the New York Life Mobile Application”).
We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com or the mobile application once they have passed all security protocols to identify the policyowner.
NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES—Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including exceeding any limits on transfers, taken by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.
NYLIAC And The Separate Accounts

New York Life Insurance and Annuity Corporation
The obligations under the policies (including Fixed Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims-paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.
The Separate Accounts
Separate Accounts I and II and Separate Account III are segregated asset account we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains, and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account and any other separate account of NYLIAC.
NYLIAC is obligated to pay all amounts promised to investors under the policies.
Separate Accounts I and II and Separate Account III are each divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDICES 1A and 1B of this Prospectus.
The Portfolios
The assets of each Portfolio are separate from the others, and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.
We offer no assurance that any of the Portfolios will attain their respective stated objectives.
The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.

The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the NYLI VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.
We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b-1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.40% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various 12b-1 distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
NYLIAC’s parent company, New York Life Insurance Company (“New York Life”), may also receive fixed dollar payments for marketing and education support services and for the participation of investment advisers and sub-advisers in training and educational meetings which includes the opportunity to discuss and promote their Funds.
The Portfolios, along with their respective name, type (e.g., large cap equity fund, bond fund, asset allocation fund), investment adviser (and any sub-adviser(s)), current expenses, and performance are listed in APPENDICES 1A and 1B. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/flex. You can also request this information at no cost by contacting your Registered Representative, calling the VPSC at 1-800-598-2019 or by sending an email with your name and mailing address to FlexProspectus@newyorklife.com. You should read the Portfolios’ prospectuses before deciding how to allocate premium payments to an Investment Division corresponding to a Portfolio.
Asset Allocation Models
The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.
Information for Policyowners Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Reallocation (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “DESCRIPTION OF BENEFITS—Automatic Asset Reallocation” for more information.)

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.
If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.
Reallocation can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The Asset Allocation Models were designed in 2018 on our behalf by an unaffiliated third-party investment adviser, Franklin Templeton Fund Adviser, LLC (“FTFA”), an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). FTFA’s affiliated subadviser, Franklin Advisers, Inc. (successor by merger to QS Investors, LLC (“QS”)), selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models.” The QS Models are no longer available for new investment. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the NYLI VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.
QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because QS and FTFA were affiliated with the ClearBridge Variable Appreciation Portfolio, QS and FTFA may have benefited from including the ClearBridge Variable Appreciation Portfolio in one or more of the QS Models. Payments from NYLIAC to FTFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.
New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the NYLI VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. NYLI VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low – and moderate – risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.
As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.
NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.
You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Portfolio’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) Business Days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the NYLI VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Franklin Templeton Model Portfolios – Conflicts of Interest
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Franklin Templeton Fund Adviser, LLC (“FTFA”), an indirect wholly-owned, subsidiary of Franklin Resources, Inc., created the Model Portfolios for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Portfolios available under your policy (except for (i) Portfolios that are themselves, funds of funds, and (ii) Portfolios that did not agree to sell their shares to the Model Portfolios). However, the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.
FTFA’s affiliated subadviser, Franklin Advisers, Inc. (“Franklin Advisers”), selected the initial composition of each Model Portfolio. Thereafter, Franklin Advisers manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. FTFA and Franklin Advisers have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates, or subsidiaries have input into the investment decisions of FTFA and/or Franklin Advisers. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio's prospectus.
For providing certain administrative support to FTFA and Franklin Advisers, Franklin Distributors, LLC (“Franklin Distributors”), the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees from Franklin Distributors, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments).
The payments described above are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only FTFA and Franklin Advisers will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. FTFA and Franklin Advisers receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the unaffiliated Underlying Funds and NYLIAC.
FTFA and Franklin Advisers are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, FTFA is the investment manager for both the Model Portfolios and certain of the available Underlying Funds, and receives a management fee from those funds. FTFA and Franklin Advisers, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to those funds rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments
NYLIAC retains the right, subject to any applicable law (including any required regulatory approval), to make additions to, deletions from, or substitutions for the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company.
To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.
We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of your investments.
In the event of any substitution or change in Investment Divisions, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.
Reinvestment
We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.
The Policies

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued based on the lives of individual Annuitants.
The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.
As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.
The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before recording the change. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information to conform to our Sales Standards.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also your registered representative or contact us for specific information that may be applicable to your state.
Selecting the Variable Annuity That’s Right for You
In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.
The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.
If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.
Qualified and Non-Qualified Policies
We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.
(1)
TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see “FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403(b) Regulations”). We are no longer accepting contributions for policies issued in connection with ERISA 403(b) plans;
(2)
Section 408 or 408A Individual Retirement Annuities (IRAs), including: IRAs, Roth IRAs, SEP, and SIMPLE IRAs; and
(3)    Section 457 Deferred Compensation Plans.
Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.
If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:
•
A Standard Death Benefit, as explained in this Prospectus.
•
The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.
•
A Fixed Account (if available) that features a guaranteed fixed interest rate.
•
An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.
•
The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.
These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax-qualified plan.
Policy Application and Premium Payments
We no longer accept new applications for this policy, but we still accept new premium payments for in-force policies. You may make additional premium payments of at least $50 each or such lower amount as we may permit at any time. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts, public and private employee payroll deductions, and any other method agreed to by us. You may make premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept without prior approval from NYLIAC is $1,000,000. NYLIAC reserves the right to limit the dollar amount of any premium payment.
For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. NYLIAC also reserves the right in its discretion to accept premium payments of less than $50, provided such discretion is exercised in a non-discriminatory manner.
Acceptance of premium payments is subject to our Sales Standards.
For policies investing in Separate Accounts I and II that were issued for delivery in New York from August 1995 to August 1997, the following minimum initial and maximum additional premium payment requirements apply:
(a)
For Non-Qualified Policies, the minimum single premium payment is $2,500 plus $50 per month as either a pre-authorized monthly deduction or as part of a pre-authorized monthly billing arrangement. The maximum total dollar amount of premium payments in any Policy Year may not exceed $4,999.99.
(b)
For TSA policies, Section 457 deferred compensation plan policies, Simplified Employee Pension (“SEP”) plan policies and any other Qualified Policies, premium payments may only be made through a pre-authorized billing arrangement. The maximum dollar amount of scheduled premium payments may not exceed the applicable annual plan limit as specified in the Internal Revenue Code.
(c)
For TSA transfer premium payments made to an existing TSA policy, the maximum dollar amount of transfer premium payments in the first Policy Year may not exceed $1,999.99. For any additional TSA transfer premium payments made in the second or subsequent Policy Years, the maximum total dollar amount of annual transfer premium payments may not exceed $4,999.99.
(d)
For Individual Retirement Annuity (“IRA”) policies, the minimum premium payment is $1,200 initial and $100 scheduled under a pre-authorized monthly deduction arrangement, or $100 scheduled under a pre- authorized monthly deduction arrangement, or $2,000 lump sum. For any additional premium payments made in the second or subsequent Policy Years, the maximum total dollar amount of annual premium payments may not exceed $4,999.99.

Accumulation (Savings) Phase
Crediting of Premium Payments
You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if you are already allocated to such Model), and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. We will allocate additional premium payments to the Allocation Options at the close of the Business Day on which they are received by NYLIAC in Good Order.
We will credit that portion of each premium payment that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day as of which we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses), and reflects the deduction Separate Account charges. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)
Valuation of Accumulation Units
The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio (including Portfolio expenses) as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:
●
you might have to pay a withdrawal charge on your previous policy or contract,
●
there will be a new withdrawal charge period for this policy,
●
other charges under this policy may be higher (or lower),
●
the benefits may be different,
●
you will no longer have access to any benefits from your previous policy (or the benefits may be different), and
●
access to your cash value following a partial exchange may be subject to tax-related limitations.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Your Right to Cancel (“Free Look”)
The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you would have had to return it and/or provide a written request for cancellation to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Unless otherwise required by state law, we would have promptly returned your Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or the VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments depending upon the performance of the Allocation Options you have chosen to invest in during the Free Look period (including any interest credited by the Fixed Account, if applicable). This means that you bear the risk of any decline in the value of your policy due to investment performance during the Free Look period. In certain states, we are required to give you back your premium payments less any prior partial withdrawals. We will set forth the provision in your policy.
If you had been entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we would return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.
Issue Ages
To purchase a Non-Qualified Policy you and the Annuitant must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after either you or the Annuitant reaches the age of 85.
For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75. We will accept additional premium payments until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan.
Transfers
You may transfer amounts among Investment Divisions of the Separate Account, an Asset Allocation Model, if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date. If you transfer all of your Accumulation Value out of an Asset Allocation Model, you cannot transfer back into an Asset Allocation Model in the future. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options, the minimum that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. Transfers into the Fixed Account may be subject to restrictions. (See the “FIXED ACCOUNT.”)
You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “THE POLICIES—Online Service at www.newyorklife.com and through the New York Life Mobile Application”).
●
submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing);
●
speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or
●
make your request through www.newyorklife.com or through the mobile application.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non–Business Day, will be priced as of the next Business Day.
Limits on Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
●
reject a transfer request from you or from any person acting on your behalf;
●
restrict the method of making a transfer;
●
charge you for any redemption fee imposed by an underlying fund; or
●
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the NYLI VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to traditional Dollar Cost Averaging, Interest Sweep, and Automatic Asset Reallocation.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions and/or an available Asset Allocation Model,  the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios. Standing allocation instructions into a Portfolio that has restricted your trading, including in the Dollar Cost Averaging program, will also be rejected, reversed or modified until further allocation instructions are received from you. We will provide you with written notice of any transfer request we reject or reverse. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
●
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
●
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
(1)
The underlying Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described in this prospectus.
(2)
The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
●
Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.
●
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on portfolio management, such as:
a)
impeding a portfolio manager’s ability to sustain an investment objective;
b)
causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).
Speculative Investing
Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com and through the New York Life Mobile Application
The online service at www.newyorklife.com or through the mobile application enables you to sign up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com or through the mobile application. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
Through www.newyorklife.com or the mobile application you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com or the mobile application. We may revoke online service for certain policyowners (see “THE POLICIES—Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com or through the mobile application which is available for download on the Apple App Store and Google Play Store, you are required to register for access. You will be required to register a unique Username and Password to gain access
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com or the mobile application are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com or through the mobile application that we believe are genuine. We will confirm all transactions.
Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.
Currently, online service at www.newyorklife.com or through the mobile application is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).
By logging in at www.newyorklife.com or through the mobile application, you can conduct a number of transactions. These include managing your allocations, viewing details about your policy, changing your address, submitting policy transactions, uploading documents and forms, and downloading statements and other correspondence. You can see all of the transactions which can be conducted online or through the mobile application by logging in at www.newyorklife.com or through the mobile application.
We make the online service at www.newyorklife.com and through the mobile application available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or through the mobile application is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Telephone Transactions
Certain service requests may be made by telephone. We will use reasonable procedures to make sure that the instructions we receive by telephone are genuine. For jointly owned policies, requests must be exercised jointly. We are not responsible for any loss, cost, or expense or any actions we take based on instructions we receive by telephone that we believe are genuine. We will confirm all transactions in writing.
Currently, you can reach our customer service representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.
Currently, subject to certain limitations, you can do the following by calling one of our customer service representatives and/or by using our Interactive Voice Response (IVR) system:
●
obtain current policy values;
●
transfer assets between Investment Divisions;
●
request or modify partial withdrawals;

●
request a stop and reissue check on an outgoing payment;
●
set up one-time electronic funds transfer for incoming payments;
●
change the allocation of future premium payments;
●
establish a new or modify an existing automatic transfer arrangement;
●
change your address, phone number or email address;
●
review and update beneficiary information;
●
revoke an authorized third-party caller from a policy; and
●
request a fax of policy-related documents.
If you experience any problems reaching us by telephone, you can access the online service or send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of the prospectus.
Third Party and Registered Representative Actions
You may authorize a third party, including a joint policyowner, to have access to your policy information and to independently make transfers among Investment Divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. We will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.
You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Reallocation (AAR), partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, take partial withdrawals, cease a periodic partial withdrawal, and update Dollar Cost Averaging (DCA), and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf or cease a periodic partial withdrawal. Any partial withdrawal is subject to dollar amount limits that we establish. Not all periodic partial withdrawals can be ceased by your registered representative or their registered service assistant. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.
We may choose to accept forms you have completed that your registered representative transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to "THE POLICIES––Transfers" or "DISTRIBUTIONS UNDER THE POLICY––Surrenders and Withdrawals––Partial Withdrawals." We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

Electronic Delivery
We are required to send you, free of charge, an Initial Summary Prospectus and an Updating Summary Prospectus (as applicable), and any updates to such Summary Prospectus documents. If you selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.
Paper copies of a Portfolio’s annual and semi-annual shareholder reports will not be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive the Portfolios' annual and semi-annual reports electronically, you need not take any action. You may elect to receive any other communications from NYLIAC electronically by contacting the VPSC.
You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC, as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.
Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES – Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic allocation transactions through AAR, (ii) receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, (iii) receive payments forwarded by your employer, or (iv) receive other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you believe a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.
Designation of Beneficiary
You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant(s) is living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com or through the mobile application, or you can utilize any other method we make available. If, before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.
If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.
Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s Annuity Commencement Date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at the VPSC at 1-800-598-2019 or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus.
Delay of Payments
We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Situations where payments may be delayed:
1.
We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:
(a)
The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in a Portfolio or to fairly determine the value of the assets of a Portfolio;
(b)
The SEC, by order, permits us to delay payment in order to protect our policyowners; or
(c)
The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.
2.
We may delay payment of any amounts due from the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.50% per year on any partial withdrawal or full surrender request deferred for 30 days or more.
3.
Federal laws enacted to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit
Guarantees the beneficiaries
will receive a benefit at least
equal to the greatest of:
(i) your Accumulation Value
less any outstanding loan
balance; or (ii) the sum of all
premium payments made
less any outstanding loan
balance, partial withdrawals
and surrender charges on
those withdrawals less any
rider charges; or (iii) for
policies investing in Separate
Account III, the Reset Value
plus any additional premium
payments made since the
most recent “Reset
Anniversary,” less any
outstanding loan balance,
partial withdrawals made
since the most recent Reset
Anniversary and any
surrender charges applicable
to such partial withdrawals
less any rider charges.
		No additional charge	•Withdrawals could significantly reduce the benefit.
OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Enhanced Beneficiary Benefit (“EBB”) Rider (Separate Account – III only)	Can increase the Standard Death Benefit if you or the Annuitant die before the Annuity Commencement Date.	Maximum Charge: 1.00% (Charge calculated as an annualized percentage of the amount that is guaranteed under the policy’s Accumulation Value, deducted quarterly).
•Only available at the time
of application.
•Withdrawals could
significantly reduce the
benefit (possibly by an
amount substantially
greater than the actual
amount withdrawn).
•No benefit is paid if:
(i) There is no gain in the
policy; or (ii) The policy’s
Accumulation Value is less
than your premium
payments made and not

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

previously withdrawn; or
(iii) The rider has ended or
terminated.
•You will forfeit any benefits
under the rider if you elect
to receive Income
Payments, or surrender or
transfer your policy.
•You cannot cancel the rider
without surrendering your
policy.

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider (Separate Account – III only)
Waives Surrender Charges if
the Owner experiences
certain “qualifying events”
such as:
(i) confinement to a health
care facility for 60
consecutive days;
(ii) terminal illness;
(iii) disability; or
(iv) unemployment for 60
consecutive days.
None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Disability portion does not
apply to withdrawals after
the Owner’s 66th birthday.
•Not available if any Owner
has attained age 86 on the
Policy Date.
•Unemployment must be for
at least 60 consecutive
days.
•A determination letter from
your state’s Department of
Labor is required for
unemployment benefit.
•If the Owner(s) is not a
natural person, all
restrictions and benefits of
the rider are based on the
Annuitant.
•Rider benefits and
requirements to qualify for
the rider benefits may not
be the same in all
jurisdictions.

Living Needs Benefit Rider	Increases the amount that can be withdrawn from your policy without a surrender	None	•Policy must have been in force for at least one year and have a minimum

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
charge if the Owner experiences certain “qualifying events” such as: (i) confinement to a health care facility for 60 consecutive days; (ii) terminal illness; or (iii) disability.
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Withdrawals will be taxable
to the extent gain and, prior
to 59½, may be subject to
a 10% IRS penalty.
•To qualify for the disability
benefit, the Annuitant must
be classified as disabled by
the Social Security
Administration.
•Disability portion does not
apply if the Annuitant
collects Social Security
retirement benefits.
•Not available if any Owner
has attained age 86 on the
Policy Date.

Unemployment Rider	Increases the amount that can be withdrawn from your policy without a surrender charge to 50% of the Accumulation Value if the Owner becomes unemployed.	None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Can only be used once.
•Unemployment must be for
at least 60 consecutive
days.
•Withdrawals will be taxable
to the extent gain and, prior
to 59½, may be subject to
a 10% IRS penalty.
•A determination letter from
your state’s Department of
Labor is required.

Enhanced Spousal Continuance (“ESC”) Rider (Separate Account – III only)	Upon Annuitant’s death prior to Annuity Commencement Date, allows spouse to elect to continue the policy as the new owner.	None
•Subject to state availability,
only included if you
purchased the EBB Rider
at the time of application.
•Can only be elected if the
spouse is the sole primary
Beneficiary.
•You cannot cancel the rider
without surrendering your
policy.
•Terminates if you
surrender the policy, if
Income Payments begin, if
it has been exercised, or if

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
you transfer ownership to someone other than your spouse.
Automatic Asset Reallocation	Automatically rebalances your Variable Accumulation Value (either quarterly, semi-annually, or annually) to maintain the percentage allocated to each Investment Division at a pre–set level.	None
•Cannot be used with the
traditional Dollar Cost
Averaging option.
•You must have a minimum
Accumulation Value of
$2,500 to elect Automatic
Asset Reallocation, and a
minimum of $2,500 to
continue it as scheduled.

Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None
•Cannot be used with the
Automatic Asset
Reallocation option.
•You must have a minimum
Accumulation Value of
$2,500 to elect this option,
and a minimum of $2,500
to continue as scheduled.
•You may not use
Traditional Dollar Cost
Averaging to make
transfers into or from an
Asset Allocation Model.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	None
•Frequency of the transfers
can be monthly, quarterly,
semi-annually, or annually.
•You must have a minimum
of $2,500 in the Fixed
Account to elect this option
and a minimum of $2,000
to continue as scheduled.

Description of Benefits

The Standard Death Benefit – Death Before Annuity Commencement
Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner, unless the surviving spouse has been designated the sole primary beneficiary. In that case, the surviving spouse can choose to continue the policy as discussed below. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The Standard Death Benefit amount will be the greatest of:
(a)
the Accumulation Value, less any outstanding loan balance; or

(b)
the sum of all premium payments made less any outstanding loan balance, partial withdrawals and surrender charges on those withdrawals less any rider charges; or
(c)
for policies investing in Separate Account – III, the Reset Value plus any additional premium payments made since the most recent “Reset Anniversary,” less any outstanding loan balance, partial withdrawals made since the most recent Reset Anniversary and any surrender charges applicable to such partial withdrawals less any rider charges.
In states where approved, we recalculate the Reset Value, with respect to any policy, every three years from the date of the initial premium payment (“Reset Anniversary”) until you or the Annuitant reaches age 85. For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 85. We calculate the Reset Value on the Reset Anniversary based on a comparison between (a) the current Reset Anniversary’s Accumulation Value, and (b) the prior Reset Anniversary’s value, plus any premiums since the prior Reset Anniversary date, less any partial withdrawals and surrender charges on those partial withdrawals and any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new Reset Value. Please consult with your registered representative regarding the Reset Value that is available under your particular policy.
How the Standard Death Benefit is Calculated
We have set forth below an example of how the death benefit is calculated. In this example, we have assumed the following:
(1)
you purchase this policy with a $200,000 premium payment;
(2)
the Accumulation Value is $250,000 in the second Policy Year;
(3)
$20,000 withdrawal is made prior to the policy’s third Policy Anniversary;
(4)
the Accumulation Value is $220,000 on the third Policy Anniversary (Reset Anniversary); and
(5)
you die in the fourth Policy Year and the Accumulation Value of the policy has decreased to $175,000.
the Death Benefit is the greatest of:
a)
the Accumulation Value
= $175,000
b)
Premium payments less any partial withdrawals; or
= $180,000 ($200,000 - $20,000)
c)
Reset value (Accumulation Value on third Policy Anniversary)
= $220,000
In this example, your Beneficiary would receive $220,000.00.
The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such partial withdrawals), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any Life Income Payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received proof of death in Good Order. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:
(i)
under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or
(ii)
under another Income Payment option we may offer at the time.
Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”)
If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. Please note: if your spouse is not designated as the sole primary beneficiary, when you die, the death benefit will be paid to the beneficiary(ies) you named, even if your spouse was the joint owner of the policy.
We will make any distribution or application of policy proceeds within 7 days after the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus in Good Order, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY —Delay of Payments.”)
Enhanced Beneficiary Benefit Rider
The Enhanced Beneficiary Benefit (EBB) Rider was only available at the time of application and only for policies investing in Separate Account III. The EBB Rider was available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the “DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement” section of the Prospectus plus the EBB, if any. Please note that benefits under this rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.
While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Enhanced Beneficiary Benefit Rider Charge.”)
The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at the VPSC. The applicable percentage varies based upon your or the Annuitant’s issue age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:
Age of Oldest Owner or Annuitant at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%
When you purchased the EBB Rider, the applicable percentage appeared on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.
The gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable)

divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at the VPSC in Good Order. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.
The maximum amount payable under the EBB Rider, regardless of the gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.
There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider (optional)”), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, 5) if you transfer ownership of the policy, or 6) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death. As discussed below in “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider,” if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at the VPSC in Good Order) to equal the greatest of any of the amounts payable as described in the “DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement” section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.
We have set forth below an example of how the benefit of the EBB Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we have assumed the following:
1.
The rider is elected at the time of application;
2.
You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);
3.
A withdrawal of $20,000 is made in the fourth Policy Year;
4.
Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);
5.
If you (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and
6.
The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):
Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000
Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):
Adjusted Premium Payments = $200,000 – $16,000 = $184,000
Third, the gain is calculated (Accumulation Value – Adjusted Premium Payments):
Gain = $250,000 – $184,000 = $66,000
Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):
Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000
In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.
Living Needs Benefit/Unemployment Rider
This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. We include a Living Needs Benefit/Unemployment Rider for all types of policies. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.
The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.
The types of Qualifying Events are defined as follows:
(a)
Health Care Facility (defined as a state licensed/certified nursing home/assisted living facility): The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.
(b)
Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.
(c)
Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.
(d)
Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.
A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.
You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Living Needs Benefit Rider
This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59½, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at the VPSC.
For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility.
Unemployment Benefit Rider
This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA, and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59½, may be subject to a 10% IRS penalty. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at the VPSC.
For example, if the Owner becomes unemployed in Policy Year 3 and has $100,000 in Accumulation Value, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000, and on any subsequent withdrawals.
Enhanced Spousal Continuance Rider
If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.
Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements in Good Order at the VPSC) to equal the greatest of any of the amounts payable as described in the (“DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement”) section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.
The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.
Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.
Example:
Your spouse is your policy’s sole primary Beneficiary. If you die and your spouse chooses to continue the policy as the new owner, and the Accumulation Value as of your date of death is $100,000, it will be increased to equal the amount of the Standard Death Benefit plus an EBB provided under the EBB Rider.
Automatic Asset Reallocation
This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level.
AAR works as follows:
You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the NYLI VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the NYLI VP PineStone International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify.
AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.
You can choose to have AAR transfers made on your quarterly, semi-annual, or annual Policy Anniversary.
If at any time you elect not to use the AAR feature and then change your mind, you must send a completed AAR request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by any other method we make available. The VPSC must receive the completed AAR request form at least five Business Days before the date that the rebalancing is scheduled to begin. If we receive your completed AAR request form for this option less than five Business Days prior to the date you request rebalancing to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed AAR requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.
You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to the VPSC or by contacting us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Dollar Cost Averaging
The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year.
Under this option, which is available at no additional cost, you may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.
NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month with the exception of the 29th, 30th, or 31st of a month. In order to process transfers under our Dollar Cost Averaging Option, the VPSC must have received a completed Dollar Cost Averaging request form in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a Dollar Cost Averaging transfer by any other method we make available. If your Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
You may cancel the Dollar Cost Averaging option at any time. To cancel the Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to the VPSC or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option. However, you have the option of alternating between these two features.
We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the NYLI VP U.S. Government Money Market Investment Division to the NYLI VP U.S. Dimensional Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83
The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50
Number of months		4
The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83
In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four-month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.
Interest Sweep
This optional benefit, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.
The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option or the Automatic Asset Reallocation option, we will process the Interest Sweep transfer first.
You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to the VPSC or call us by telephone as described in the “CONTACTING NYLIAC” section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine.
To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Charges And Deductions

Transaction Expenses
Surrender Charges
Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under certain Income Payment options.
If you surrender your policy, we deduct the surrender charge from the amount paid to you. If you make a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges,” below).
The surrender charge is 7% of the amounts withdrawn or surrendered during the first three Policy Years. The percentage of the charge declines 1% for each additional Policy Year, until the ninth Policy Year, after which no surrender charge is made, as shown in the following chart:
Amount of Surrender Charge
Policy Year	Surrender Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%
The duration of the surrender charge schedule is based solely on the Policy Date. Additional premium payments do not begin their own surrender charge schedules.
Exceptions to Surrender Charges
We will not assess a surrender charge:
(a)
on amounts you withdraw in any one Policy Year that are less than or equal to the greatest of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.
(b)
if NYLIAC cancels the policy;
(c)
when we pay proceeds upon the death of the policyowner;

(d)
when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;
(e)
when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);
(f)
on withdrawals you make under the Living Needs Benefit Rider, Unemployment Benefit Rider, or Living Needs Benefit/Unemployment Rider, if applicable;
(g)
on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code.
(h)
when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and
(i)   on withdrawals at age 59½ or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy.
Transfer Fees
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep and Automatic Asset Reallocation do not count toward this transfer limit.
Payments Returned for Insufficient Funds
If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.
Annual Policy Expenses
Base Contract Charges (M&E Charge)
Mortality and Expense Risk Charges
Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks (M&E charge) we assume under the policies and for providing policy administration services. This charge is equal, on an annual basis, to 1.20% (annualized) of the daily average Variable Accumulation Value and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.
The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

Administration Fee
Prior to the Annuity Commencement Date, we impose an administration fee intended to cover the cost of providing policy administration services. This charge is equal, on an annual basis, to 0.20% for policies investing in Separate Account III and, 0.10% for policies investing in Separate Accounts I and II of the daily average Variable Accumulation Value.
Annual Policy Service Charge
For policies investing in Separate Account III, we deduct a $30 annual policy service charge each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for policies with $20,000 or more in Accumulation Value. For policies investing in Separate Accounts I and II, this charge will be lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year or on the date of surrender. However, the policy service charge is waived for policies with $10,000 or more in Accumulation Value.
We deduct the annual policy service charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.
Optional Benefit Expenses
Enhanced Beneficiary Benefit Rider Charge
If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option in proportion to its percentage of the Accumulation Value.
The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.
Annual Portfolio Expenses
Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDICES 1A and 1B.
Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.
Group and Sponsored Arrangements
For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.
Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.
Taxes
NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.
We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.
Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.
NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.
Distributions Under The Policy

Surrenders and Withdrawals
You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals,  or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com or the mobile application. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments”).
Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.
Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals made before the Owner attains age 59½ made before the Owner attains age 59½ (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Surrenders
We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. For surrender requests over $50,000, we may require additional verification of your identity before the request can be deemed in Good Order. For surrender requests of any size, if your address or bank account information has been on file with us for less than thirty (30) days, we may require additional verification of your identity before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and a 10% penalty tax may be applicable if the surrender is made before the Owner attains age 59½. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
Partial Withdrawals
The minimum amount that can be withdrawn is $500 unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options, we will deduct the partial withdrawal on a pro-rata basis.  Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com or the mobile application. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
If a surrender charge applies to your partial withdrawal, surrender charges will be deducted from the amount paid to you unless you instruct us otherwise. You may, however, request to have the surrender charges taken from the remaining value of the Allocation Options from which partial withdrawals are made. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option.
If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option less any surrender charge that may apply to you. For policies investing in Separate Account-III, if honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Currently, online withdrawals cannot exceed $250,000 and telephone partial withdrawals cannot exceed $100,000. We may require additional verification of your identity for written or telephone partial withdrawal requests for amounts greater than $50,000 before the request can be deemed in Good Order. For withdrawal requests of any size, if your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.
Periodic Partial Withdrawals
You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If we receive your request less than five Business Days prior to the date you request withdrawals to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.
Hardship Withdrawals
Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.
Required Minimum Distributions
The age when required minimum distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs, and TSAs is now based on your “applicable age” as defined in the Code.
If you were born prior to July 1,1949, your applicable age was 70½. If you were born on or after July 1, 1949, and before January 1, 1951, your applicable age was 72. If you were born on or after January 1,1951 and before January 1, 1960, your applicable age is 73. If you were born on or after January 1, 1960, your applicable age is 75.
For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to start taking required minimum distributions until April 1st of the year following the calendar year he or she attains their applicable age. For TSAs, the policyowner is generally not required to start taking required minimum distributions until April 1st of the year following the later of the calendar year he or she attains their applicable age or the calendar year he or she retires. For Inherited IRAs and Inherited Roth IRAs, a policyowner is generally required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death. For Inherited Non-Qualified policies, the policyowner is generally required to take the first required minimum distribution prior to the first anniversary of the original owner’s death.
Our Right to Cancel
If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals, outstanding loans and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Restrictions Under Code Section 403(b)(11)
With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59½, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. However, for plan years beginning after December 31, 2023, all amounts are available for a hardship distribution. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.
Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.
Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.
Loans
Availability of Loans and Limitations. Loans are available only if you have purchased your policy in connection with a 403(b) Tax-Sheltered Annuity (“TSA”) plan. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500, unless you are using the loan to purchase a primary residence, as described below. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC and its affiliates and agents do not provide legal or tax advice nor do they assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.
Your Policy as Collateral for a Loan. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Accumulation Value, but it is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different than the interest rate we credit any unloaned amount in the Fixed Account.
When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Accumulation Value in the Fixed Account is at least 125% (110% in New York) of the requested loan amount. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, you may not make any partial withdrawals or transfers which would reduce the Fixed Account Accumulation Value to an amount that is less than 125% (110% in New York) of the outstanding loan balance, or which will reduce your Accumulation Value net of the outstanding loan to less than $5,000.
Interest Charged for a Loan. For policies not governed by ERISA, we charge an effective annual loan interest rate of 5%. For policies governed by ERISA, the interest rate we charge will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. Once set, the interest rate will be fixed for the life of the loan. Interest accrues daily and is charged quarterly as part of your periodic loan repayments.
Interest Credited on the Fixed Account Accumulation Value Held as Collateral for a Policy Loan. When you take a loan against your policy, the loaned amount that we hold in the Fixed Account as collateral for your policy loan may earn interest at a different rate from the rate that we charge you for loan interest. The rate we credit on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. For the amount held in the Fixed Account that is used to secure 100% of the outstanding loan value, we will credit interest at a rate that is 2% less than the interest rate charged on the loan. The additional 25% (10% in New York) being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for the Fixed Account. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page. Interest is credited on a daily basis.
Requesting a Loan. We reserve the right to withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. To request a loan, you must send a written request in Good Order to the VPSC at the address shown in the “CONTACTING NYLIAC” section of this Prospectus. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
When Loan Payments are Due. Once you take a loan, your scheduled loan repayments (which include accrued loan interest), are due quarterly and over a period no greater than five years from the date it is taken (except with respect to loans taken to purchase a principal residence as explained below). If you do not make a loan payment when it is due, we will withdraw the amount in default from your Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.
Loan payments must be sent to the VPSC at the address as shown in the “CONTACTING NYLIAC” section of this Prospectus (or any other address we indicate to you in writing). Loan repayments are applied in accordance with your existing premium allocation instructions unless you provide alternate instructions in writing.
The entire amount of your outstanding loan may be treated as a taxable distribution.
Loans used to Acquire a Principal Residence. We permit loans to acquire a principal residence under the same terms described above, except that:
(a)
the minimum loan amount is $5,000; and
(b)
repayment of the loan amount may be extended to a maximum of twenty-five years.
The Effects of a Policy Loan on Accumulation Value, Income Payments and the Standard Death Benefit. A loan, repaid or not, has a permanent effect on your Accumulation Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Accumulation Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Accumulation Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Accumulation Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the proceeds that might otherwise be payable as Income Payments or under your Policy’s Standard Death Benefit.
We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance plus accrued loan interest from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.
Loans are subject to the terms of the policy, your 403(b) plan, and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. We also deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal upon default of a loan repayment, including any applicable surrender charges.
Annuity Payments (The Income Phase)

Annuity Commencement Date
The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is the date specified on the Policy Data Page. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement date to a later date, which could be as late as the date you attain age 85, provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.
The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.
Income Payments
Election of Income Payment Options
On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime for 10 years, if you die before receiving 10 years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. We will make payments under the Life Income – Guaranteed Period Payment Option in the same specified amount over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner, in which case, the rest will be made to the Beneficiary. NYLIAC does not currently offer variable Income Payment options.
If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Annuity Commencement Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.
Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)
Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.
Once Income Payments begin, you may not surrender your policy or make any partial withdrawals.
Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Proof of Survivorship
We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.

The Fixed Account

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts.NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Interest Crediting
NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1.00% for policies purchased on and after May 1, 2012. For policies purchased prior to May 1, 2012, please see your Policy's Data Page for the guaranteed minimum interest rate applicable to your policy. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.
Interest rates will be set quarterly on the first day of each new calendar quarter. All premium payments and additional payments (including transfers from other Investment Divisions) allocated to the Fixed Account during a calendar quarter will receive the interest rate declared for that quarter until the end of that Policy Year. All other amounts in the Fixed Account are credited with the rate set for the quarter in which the last Policy Anniversary occurred, guaranteed for the current Policy Year. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model
You may transfer amounts from the Fixed Account to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.
1.
The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model during any Policy Year is 20% of the Fixed Account Accumulation Value at the beginning of the Policy Year.
2.
The minimum amount that you may transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model is the lesser of (i) $500 or (ii) 20% of the Fixed Account Accumulation Value at the beginning of the Policy Year. Additionally, the remaining values in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion determines otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (“FIFO”) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.
3.
For policies investing in Separate Accounts I and II whose applications were signed prior to April 1, 1999, you may transfer an amount from the Fixed Account to the Investment Divisions if on any Policy Anniversary: (i) the interest rate set for that amount falls more than 2.5 percentage points below the rate which was set for the immediately preceding Policy Year, or below the minimum rate specified on your Policy Data Page, and (ii) within 60 days after that Policy Anniversary, you make a request for such transfer. There is no minimum transfer requirement and no charges will be imposed under this condition.
Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.
You must make transfer requests in writing in Good Order and sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com or the mobile application. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account in the following sequence: first, from any value in the Fixed Account as of the last Policy Anniversary, then from any value in the Fixed Account attributed to additional premium payments or transfers from Investment Divisions in the same order in which you allocated such payments to the Fixed Account during the current Policy Year.
See the policy itself for details and a description of the Fixed Account.
Bail-Out (For Policies Investing in Separate Accounts I and II)
Surrender Charges may be applied to withdrawals from the Fixed Account. (See “SURRENDER CHARGES.”) For policies applied for prior to April 1, 1999, in addition to the “Exceptions to Surrender Charges”, subject to any applicable state insurance law or regulation, a surrender charge will not be imposed on any amount which is withdrawn from the Fixed Account if on any Policy Anniversary: (1) the interest rate set for that amount falls more than 2.5 percentage points below the rate which was set for the immediately preceding Policy Year, or below the minimum rate specified on your Policy Data Page, and (2) within 60 days after that Policy Anniversary, you withdraw part or all of that amount allocated to the Fixed Account. We reserve the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.
The exception described above does not apply to policies applied for on or after April 1, 1999, in states where approved. You should check with your registered representative to determine whether this provision is still available in your state.
Federal Tax Matters

Introduction
The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 457, 408, or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments, and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.
Taxation of Annuities in General
The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.
Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax advisor. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.
In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.
Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.
Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.
A policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.
In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59½, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, please consult a tax adviser.
All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the extent to which an amount not received as an annuity is includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.
A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., an IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy, or the exercise of other rights and features under this annuity contract.
Partial Section 1035 Exchanges
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).
This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this Prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Qualified Policies
Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 457, 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.
(a) 403(b) Plans.
Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations
On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.
Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax.
In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.
The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.
(b) Individual Retirement Annuities.
Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA," including an employer-sponsored Simplified Employee Pension or “SEP.” Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.
(c) Roth Individual Retirement Annuities.
Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. A direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Deferred Compensation Plans.
Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.
(e) SIMPLE IRAs.
SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to a certain amount (which is adjusted each year for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution up to a certain amount (which is adjusted each year for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.
The Qualified Policies (other than Roth IRAs during the owner’s life) are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. As of January 1, 2023, for each calendar year that an RMD is not timely made, a 25% excise tax is imposed on the amount that should have been distributed but was not. If a failure to take an RMD is corrected in a timely manner, as prescribed under the Code, the excise tax is reduced to 10%.
Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.
Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax–qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.
Effective as of December 29, 2022, if distributions from your IRA are made in the form of an annuity, and the annuity payments in a year exceed the amount that would be required to be distributed for the year under the rules for non-annuitized accounts (determined by treating the IRA’s account balance as including the value of the annuity), the excess can be counted towards satisfying the required minimum distribution with respect to any non-annuitized account balance in your IRA(s). You should consult your tax advisor if you want to use this special rule.

Taxation of Death Benefits
The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.
Distribution and Compensation Arrangements

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.
NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Flexible Premium Variable Annuity policies were as follows:
For Policies investing in Separate Accounts I and II:
For the fiscal years ended December 31, 2024, 2023, and 2022, NYLIAC paid commissions of $1,027,140, $1,095,776, and $1,431,570, respectively. NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.
For Policies investing in Separate Account III:
For the fiscal years ended December 31, 2024, 2023, and 2022, NYLIAC paid commissions of $1,278,843, $1,323,199, and $1,924,117, respectively. NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.
New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.
NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

Additional Information about Risks

Information System Failures and Cybersecurity Risks
We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com or the mobile application, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks/ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites, and other operational disruption, and unauthorized use, abuse, and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks/ransomware affecting New York Life and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries, and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks/ransomware may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from www.newyorklife.com or the mobile application, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss, and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, and financial losses, and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks/ransomware.
Risks from Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks – common to all insurers and financial service providers – that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics, or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks – and general concerns about the course and effects of such outbreaks – not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications, or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak – may have a material, adverse effect on us, our ability to administer your policy, and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or the mobile application or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting, among other things, our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, financial losses, and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business.

Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy's Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease.
Voting Rights

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.
We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.
If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2024 and 2023, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024 (including the report of the independent registered public accounting firm) and each of the Investment Divisions of the Separate Account's statement of assets and liabilities as of December 31, 2024, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

Appendix 1A – POLICIES ISSUED PRIOR TO jUNE 2, 2OO3
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/flex. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to FlexProspectus@newyorklife.com.
You may allocate your premium payments or other Accumulation Value to up to 18 different Investment Divisions at any one time in addition to the Fixed Account.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Large Cap Equity	NYLI VP American Century Sustainable Equity (formerly MainStay VP American Century Sustainable Equity) — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) Subadviser: American Century Investment Management, Inc.	0.91%	19.54%	11.48%	9.62%
Asset Allocation	NYLI VP Balanced (formerly MainStay VP Balanced) — Service Class Adviser: New York Life Investments / Subadvisers: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.96%	7.63%	6.45%	5.61%
Investment Grade Bond	NYLI VP Bond (formerly MainStay VP Bond) — Initial Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.54%	1.84%	(0.42)%	1.32%
International/Global Equity	NYLI VP Candriam Emerging Markets Equity (formerly MainStay VP Candriam Emerging Markets Equity) — Initial Class+ Adviser: New York Life Investments / Subadviser: Candriam	1.16%	12.64%	1.19%	2.58%
Sector	NYLI VP CBRE Global Infrastructure (formerly MainStay VP CBRE Global Infrastructure) — Service Class Adviser: New York Life Investments / Subadviser: CBRE Investment Management Listed Real Assets LLC	1.20%	7.59%	0.93%	N/A
Appendix 1A-1

Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Asset Allocation	NYLI VP Conservative Allocation (formerly MainStay VP Conservative Allocation) — Service Class Adviser: New York Life Investments	0.76%	6.25%	3.81%	4.04%
Large Cap Equity	NYLI VP Dimensional U.S. Equity (formerly MainStay VP Wellington U.S. Equity) — Initial Class Adviser: New York Life Investments / Subadviser: Dimensional Fund Advisors LP	0.54%	23.86%	12.74%	11.33%
Large Cap Equity	NYLI VP Epoch U.S. Equity Yield (formerly MainStay VP Epoch U.S. Equity Yield) — Initial Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.68%	18.54%	9.08%	8.09%
Asset Allocation	NYLI VP Equity Allocation (formerly MainStay VP Equity Allocation) — Service Class Adviser: New York Life Investments	0.90%	11.59%	8.10%	7.31%
Sector	NYLI VP Fidelity Institutional AM® Utilities (formerly MainStay VP Fidelity Institutional AM® Utilities) — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.93%	28.62%	9.12%	7.59%
Non-Investment Grade Bond	NYLI VP Floating Rate (formerly MainStay VP Floating Rate) — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.89%	7.82%	4.62%	4.26%
Asset Allocation	NYLI VP Growth Allocation (formerly MainStay VP Growth Allocation) — Service Class Adviser: New York Life Investments	0.85%	10.12%	7.14%	6.53%
Alternatives	NYLI VP Hedge Multi-Strategy (formerly MainStay VP Hedge Multi-Strategy) — Service Class Adviser: New York Life Investments	1.33%	6.27%	2.16%	0.21%
Asset Allocation	NYLI VP Income Builder (formerly MainStay VP Income Builder) — Initial Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.62%	11.65%	4.86%	5.35%
Appendix 1A-2

Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Asset Allocation	NYLI VP Janus Henderson Balanced (formerly MainStay VP Janus Henderson Balanced) — Initial Class Adviser: New York Life Investments / Subadviser: Janus Henderson Investors US LLC (“Janus Henderson”)	0.57%	15.72%	8.44%	8.73%
Non-Investment Grade Bond	NYLI VP MacKay Convertible (formerly MainStay VP MacKay Convertible) — Initial Class Adviser: New York Life Investments / Subadviser: MacKay	0.57%	8.64%	8.95%	8.57%
Non-Investment Grade Bond	NYLI VP MacKay High Yield Corporate Bond (formerly MainStay VP MacKay High Yield Corporate Bond) — Initial Class Adviser: New York Life Investments / Subadviser: MacKay	0.58%	7.12%	4.15%	5.27%
Non-Investment Grade Bond	NYLI VP MacKay Strategic Bond (formerly MainStay VP MacKay Strategic Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.88%	6.88%	3.20%	3.00%
Investment Grade Bond	NYLI VP MacKay U.S. Infrastructure Bond (formerly MainStay VP MacKay U.S. Infrastructure Bond) — Initial Class Adviser: New York Life Investments / Subadviser: MacKay	0.56%	1.03%	(0.55)%	0.62%
Large Cap Equity	NYLI VP MFS® Investors Trust — Initial Class Adviser: New York Life Investments / Subadviser: Massachusetts Financial Services Company (“MFS”)	0.74%	N/A	N/A	N/A
Large Cap Equity	NYLI VP MFS® Research — Initial Class Adviser: New York Life Investments / Subadviser: MFS	0.75%	N/A	N/A	N/A
Asset Allocation	NYLI VP Moderate Allocation (formerly MainStay VP Moderate Allocation) — Service Class Adviser: New York Life Investments	0.80%	8.46%	5.41%	5.30%
Appendix 1A-3

Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Sector	NYLI VP Natural Resources (formerly MainStay VP Natural Resources) — Initial Class Adviser: New York Life Investments / Subadviser: Newton Investment Management North America, LLC ("NIMNA")	0.84%	0.74%	15.53%	5.04%
Sector	NYLI VP Newton Technology Growth – Initial Class Adviser: New York Life Investments / Subadviser: NIMNA	0.77%	N/A	N/A	N/A
Investment Grade Bond	NYLI VP PIMCO Real Return (formerly MainStay VP PIMCO Real Return) — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	1.07%	1.95%	1.77%	1.98%
International/Global Equity	NYLI VP PineStone International Equity (formerly MainStay VP PineStone International Equity) — Initial Class Adviser: New York Life Investments / Subadviser: PineStone Asset Management Inc.	0.85%	4.51%	1.69%	4.85%
Large Cap Equity	NYLI VP S&P 500 Index (formerly MainStay VP S&P 500 Index) — Initial Class Adviser: New York Life Investments	0.12%	24.83%	14.38%	12.90%
Small/Mid Cap Equity	NYLI VP Schroders Mid Cap Opportunities (formerly MainStay VP Wellington Mid Cap) — Initial Class Adviser: New York Life Investments / Subadviser: Schroder Investment Management North America Inc.	0.83%	9.98%	5.82%	6.24%
Small/Mid Cap Equity	NYLI VP Small Cap Growth (formerly MainStay VP Small Cap Growth) — Initial Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	0.85%	10.41%	7.76%	8.33%
Money Market	NYLI VP U.S. Government Money Market (formerly MainStay VP U.S. Government Money Market) — Initial Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.28%	5.02%	2.25%	1.48%
Appendix 1A-4

Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Large Cap Equity	NYLI VP Wellington Growth (formerly MainStay VP Wellington Growth) — Initial Class+ Adviser: New York Life Investments / Subadviser: Wellington	0.72%	26.13%	13.11%	11.96%
Small/Mid Cap Equity	NYLI VP Wellington Small Cap (formerly MainStay VP Wellington Small Cap) — Initial Class Adviser: New York Life Investments / Subadviser: Wellington	0.75%	14.41%	6.06%	N/A
Large Cap Equity	NYLI VP Winslow Large Cap Growth (formerly MainStay VP Winslow Large Cap Growth) — Initial Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, LLC	0.74%	29.60%	16.86%	15.28%
Large Cap Equity	AB VPS Relative Value Portfolio — Class B Adviser: AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.79%	16.11%	8.04%	8.05%
Investment Grade Bond	American Funds IS The Bond Fund of America® — Class 4 Adviser: CRMC	0.73%	0.98%	0.07%	1.42%
Investment Grade Bond	American Funds IS Capital World Bond Fund® — Class 4 Adviser: CRMC	0.98%	(3.32)%	(2.65)%	(0.33)%
International/Global Equity	American Funds IS Global Small Capitalization Fund — Class 4 Adviser: CRMC	1.15%	2.12%	2.74%	5.54%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.84%	31.29%	18.53%	16.29%
International/Global Equity	American Funds IS New World Fund® — Class 4 Adviser: CRMC	1.07%	6.33%	4.29%	5.96%
Appendix 1A-5

Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Investment Grade Bond	American Funds IS U.S. Government Securities Fund® — Class 4 Adviser: CRMC	0.75%	0.44%	(0.13)%	0.84%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund — Class 4 Adviser: CRMC	0.75%	18.85%	11.92%	9.99%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC (“BlackRock”) / Subadvisers: BlackRock (Singapore) Limited and BlackRock International Limited	1.02%	8.93%	5.72%	5.32%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock / Subadviser: BlackRock International Limited	0.78%	7.85%	4.17%	4.74%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc. / Subadviser: Newton Investment Management Limited	0.92%	24.58%	13.18%	11.25%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio — Class II Adviser: Franklin Templeton Fund Adviser, LLC ("FTFA") / Subadviser: ClearBridge Investments, LLC	0.95%	22.37%	12.50%	N/A
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2++ Adviser: Columbia Management Investment Advisers, LLC (“Columbia”) / Subadviser: Threadneedle International Limited	1.00%	7.09%	8.94%	2.15%
Non-Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia	1.00%	6.13%	0.46%	2.66%
Investment Grade Bond	Columbia Variable Portfolio — Intermediate Bond Fund — Class 2 Adviser: Columbia	0.77%	1.73%	(0.06)%	1.65%
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Fund — Class 2 Adviser: Columbia	1.13%	8.67%	10.98%	8.98%
Appendix 1A-6

Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.26%	5.30%	3.97%	2.83%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management & Research Company LLC (“FMR”) / Subadvisers: Other investment advisers	0.39%	1.00%	(0.72)%	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Initial Class Adviser: FMR / Subadvisers: Other investment advisers	0.56%	33.79%	17.04%	13.62%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.13%	9.71%	4.09%	5.78%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Initial Class Adviser: FMR / Subadvisers: Other investment advisers	0.47%	15.35%	10.08%	9.21%
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode Capital Management, LLC (“Geode”)	0.38%	12.03%	8.53%	N/A
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR	0.66%	9.58%	6.57%	6.67%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.82%	38.56%	18.46%	17.93%
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.84%	4.86%	5.19%	7.81%
Appendix 1A-7

Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode	0.42%	4.82%	3.83%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.63%	1.50%	0.20%	1.68%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.82%	17.18%	11.06%	8.94%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers, Inc. (“Franklin Advisers”)	0.88%	18.02%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.85%	14.28%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.83%	11.95%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.84%	9.33%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.85%	6.15%	N/A	N/A
International/Global Equity	Invesco V.I. EQV International Equity Fund — Series II Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	1.15%	0.34%	2.97%	4.10%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund® — Series II Shares Adviser: Invesco	1.11%	12.41%	10.21%	8.73%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus Henderson	0.97%	15.32%	9.61%	12.12%
Appendix 1A-8

Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
International/Global Equity	Janus Henderson Global Research Portfolio — Institutional Shares Adviser: Janus Henderson	0.72%	23.58%	12.35%	10.55%
Small/Mid Cap Equity	Macquarie VIP Small Cap Value Series — Service Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust	1.04%	11.02%	6.83%	7.30%
International Equity	MFS® International Intrinsic Value Portfolio — Service Class Adviser: MFS	1.14%	6.97%	4.88%	7.26%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.04%	13.52%	9.47%	8.78%
International/Global Equity	MFS® Research International Portfolio — Service Class Adviser: MFS	1.14%	2.78%	3.64%	4.95%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.10%	23.76%	10.35%	10.25%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: PIMCO	1.16%	5.30%	2.61%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.11%	5.36%	1.24%	2.41%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.77%	4.39%	0.98%	1.18%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio — Advisor Class Adviser: PIMCO	0.72%	5.95%	2.66%	2.29%
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.89%	2.43%	(0.13)%	1.43%
Appendix 1A-9

Type	Portfolio Adviser/Sub–adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Sector	Principal VC Real Estate Securities Account — Class 2 Adviser: Principal Global Investors, LLC / Subadviser: Principal Real Estate Investors, LLC	1.04%	5.41%	3.65%	5.99%
International/Global Equity	Putnam VT International Value Fund — Class IB Adviser: Putnam Investment Management, LLC / Subadvisers: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.07%	5.21%	6.81%	5.46%
Large Cap Equity	Voya Growth and Income Portfolio — Class S Adviser: Voya Investments, LLC / Subadviser: Voya Investment Management Co. LLC	0.92%	23.56%	14.98%	12.27%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio — Class II Adviser: FTFA / Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd.; and Western Asset Management Company Pte. Ltd.	0.78%	(0.86)%	(1.42)%	N/A
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2026 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Portfolio for the year ended December 31, 2024 reflect temporary fee reductions under such an arrangement.
+
Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.
++
Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.
Appendix 1A-10

Appendix 1B — Policies Issued After June 2, 2OO3
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/flex. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to FlexProspectus@newyorklife.com.
You may allocate your premium payments or other Accumulation Value to up to 18 different Investment Divisions at any one time in addition to the Fixed Account.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Large Cap Equity	NYLI VP American Century Sustainable Equity (formerly MainStay VP American Century Sustainable Equity) — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Subadviser: American Century Investment Management, Inc.	0.91%	19.54%	11.48%	9.62%
Asset Allocation	NYLI VP Balanced (formerly MainStay VP Balanced) — Service Class Adviser: New York Life Investments / Subadvisers: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.96%	7.63%	6.45%	5.61%
Investment Grade Bond	NYLI VP Bond (formerly MainStay VP Bond) — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.79%	1.59%	(0.67)%	1.06%
International/Global Equity	NYLI VP Candriam Emerging Markets Equity (formerly MainStay VP Candriam Emerging Markets Equity) — Service Class+ Adviser: New York Life Investments / Subadviser: Candriam	1.41%	12.35%	0.93%	2.32%
Sector	NYLI VP CBRE Global Infrastructure (formerly MainStay VP CBRE Global Infrastructure) — Service Class Adviser: New York Life Investments / Subadviser: CBRE Investment Management Listed Real Assets LLC	1.20%	7.59%	0.93%	N/A
Appendix 1B-1

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Asset Allocation	NYLI VP Conservative Allocation (formerly MainStay VP Conservative Allocation) — Service Class Adviser: New York Life Investments	0.76%	6.25%	3.81%	4.04%
Large Cap Equity	NYLI VP Dimensional U.S. Equity (formerly MainStay VP Wellington U.S. Equity) — Service Class Adviser: New York Life Investments / Subadviser: Dimensional Fund Advisors LP	0.79%	23.56%	12.46%	11.06%
Large Cap Equity	NYLI VP Epoch U.S. Equity Yield (formerly MainStay VP Epoch U.S. Equity Yield) — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.93%	18.24%	8.81%	7.82%
Asset Allocation	NYLI VP Equity Allocation (formerly MainStay VP Equity Allocation) — Service Class Adviser: New York Life Investments	0.90%	11.59%	8.10%	7.31%
Sector	NYLI VP Fidelity Institutional AM® Utilities (formerly MainStay VP Fidelity Institutional AM® Utilities) — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.93%	28.62%	9.12%	7.59%
Non-Investment Grade Bond	NYLI VP Floating Rate (formerly MainStay VP Floating Rate) — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.89%	7.82%	4.62%	4.26%
Asset Allocation	NYLI VP Growth Allocation (formerly MainStay VP Growth Allocation) — Service Class Adviser: New York Life Investments	0.85%	10.12%	7.14%	6.53%
Alternatives	NYLI VP Hedge Multi-Strategy (formerly MainStay VP Hedge Multi-Strategy) — Service Class Adviser: New York Life Investments	1.33%	6.27%	2.16%	0.21%
Asset Allocation	NYLI VP Income Builder (formerly MainStay VP Income Builder) — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.87%	11.37%	4.60%	5.09%
Appendix 1B-2

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Asset Allocation	NYLI VP Janus Henderson Balanced (formerly MainStay VP Janus Henderson Balanced) — Service Class Adviser: New York Life Investments / Subadviser: Janus Henderson Investors US LLC (“Janus Henderson”)	0.82%	15.43%	8.17%	8.46%
Non-Investment Grade Bond	NYLI VP MacKay Convertible (formerly MainStay VP MacKay Convertible) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.82%	8.37%	8.68%	8.30%
Non-Investment Grade Bond	NYLI VP MacKay High Yield Corporate Bond (formerly MainStay VP MacKay High Yield Corporate Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.83%	6.85%	3.89%	5.01%
Non-Investment Grade Bond	NYLI VP MacKay Strategic Bond (formerly MainStay VP MacKay Strategic Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.88%	6.88%	3.20%	3.00%
Investment Grade Bond	NYLI VP MacKay U.S. Infrastructure Bond (formerly MainStay VP MacKay U.S. Infrastructure Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.82%	0.78%	(0.79)%	0.37%
Large Cap Equity	NYLI VP MFS® Investors Trust – Service Class Adviser: New York Life Investments Subadviser: Massachusetts Financial Services Company (“MFS”)	0.99%	N/A	N/A	N/A
Large Cap Equity	NYLI VP MFS® Research – Service Class Adviser: New York Life Investments / Subadviser: MFS	1.00%	N/A	N/A	N/A
Asset Allocation	NYLI VP Moderate Allocation (formerly MainStay VP Moderate Allocation) — Service Class Adviser: New York Life Investments	0.80%	8.46%	5.41%	5.30%
Appendix 1B-3

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Sector	NYLI VP Natural Resources (formerly MainStay VP Natural Resources) — Initial Class Adviser: New York Life Investments / Subadviser: Newton Investment Management North America, LLC ("NIMNA")	0.84%	0.74%	15.53%	5.04%
Sector	NYLI VP Newton Technology Growth – Service Class Adviser: New York Life Investments Subadviser: NIMNA	1.02%	N/A	N/A	N/A
Investment Grade Bond	NYLI VP PIMCO Real Return (formerly MainStay VP PIMCO Real Return) — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	1.07%	1.95%	1.77%	1.98%
International/Global Equity	NYLI VP PineStone International Equity (formerly MainStay VP PineStone International Equity) — Service Class Adviser: New York Life Investments / Subadviser: PineStone Asset Management Inc.	1.10%	4.25%	1.43%	4.59%
Large Cap Equity	NYLI VP S&P 500 Index (formerly MainStay VP S&P 500 Index) — Service Class Adviser: New York Life Investments	0.37%	24.52%	14.10%	12.62%
Small/Mid Cap Equity	NYLI VP Schroders Mid Cap Opportunities (formerly NYLI VP Wellington Mid Cap) — Service Class Adviser: New York Life Investments / Subadviser: Schroder Investment Management North America Inc.	1.08%	9.70%	5.56%	5.97%
Small/Mid Cap Equity	NYLI VP Small Cap Growth (formerly MainStay VP Small Cap Growth) — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	1.10%	10.13%	7.49%	8.06%
Money Market	NYLI VP U.S. Government Money Market (formerly MainStay VP U.S. Government Money Market) — Initial Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.28%	5.02%	2.25%	1.48%
Appendix 1B-4

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Large Cap Equity	NYLI VP Wellington Growth (formerly MainStay VP Wellington Growth) — Service Class+ Adviser: New York Life Investments / Subadviser: Wellington	0.97%	25.82%	12.82%	11.68%
Small/Mid Cap Equity	NYLI VP Wellington Small Cap (formerly MainStay VP Wellington Small Cap) — Service Class Adviser: New York Life Investments / Subadviser: Wellington	1.00%	14.13%	5.79%	N/A
Large Cap Equity	NYLI VP Winslow Large Cap Growth (formerly MainStay VP Winslow Large Cap Growth) — Service Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, LLC	0.99%	29.28%	16.57%	14.99%
Large Cap Equity	AB VPS Relative Value Portfolio — Class B Adviser: AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.79%	16.11%	8.04%	8.05%
Investment Grade Bond	American Funds IS The Bond Fund of America® — Class 4 Adviser: CRMC	0.73%	0.98%	0.07%	1.42%
Investment Grade Bond	American Funds IS Capital World Bond Fund® — Class 4 Adviser: CRMC	0.98%	(3.32)%	(2.65)%	(0.33)%
International/Global Equity	American Funds IS Global Small Capitalization Fund — Class 4 Adviser: CRMC	1.15%	2.12%	2.74%	5.54%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.84%	31.29%	18.53%	16.29%
International/Global Equity	American Funds IS New World Fund® — Class 4 Adviser: CRMC	1.07%	6.33%	4.29%	5.96%
Appendix 1B-5

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Investment Grade Bond	American Funds IS U.S. Government Securities Fund® — Class 4 Adviser: CRMC	0.75%	0.44%	(0.13)%	0.84%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund — Class 4 Adviser: CRMC	0.75%	18.85%	11.92%	9.99%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC (“BlackRock”) / Subadvisers: BlackRock (Singapore) Limited and BlackRock International Limited	1.02%	8.93%	5.72%	5.32%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock / Subadviser: BlackRock International Limited	0.78%	7.85%	4.17%	4.74%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc. / Subadviser: Newton Investment Management Limited	0.92%	24.58%	13.18%	11.25%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio — Class II Adviser: Franklin Templeton Fund Adviser, LLC ("FTFA") / Subadviser: ClearBridge Investments, LLC	0.95%	22.37%	12.50%	N/A
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2++ Adviser: Columbia Management Investment Advisers, LLC (“Columbia”) / Subadviser: Threadneedle International Limited	1.00%	7.09%	8.94%	2.15%
Non-Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia	1.00%	6.13%	0.46%	2.66%
Investment Grade Bond	Columbia Variable Portfolio — Intermediate Bond Fund — Class 2 Adviser: Columbia	0.77%	1.73%	(0.06)%	1.65%
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Fund — Class 2 Adviser: Columbia	1.13%	8.67%	10.98%	8.98%
Appendix 1B-6

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.26%	5.30%	3.97%	2.83%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management & Research Company LLC (“FMR”) / Subadvisers: Other investment advisers	0.39%	1.00%	(0.72)%	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.81%	33.45%	16.74%	13.33%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.13%	9.71%	4.09%	5.78%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.72%	15.06%	9.80%	8.94%
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode Capital Management, LLC (“Geode”)	0.38%	12.03%	8.53%	N/A
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR	0.66%	9.58%	6.57%	6.67%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.82%	38.56%	18.46%	17.93%
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.84%	4.86%	5.19%	7.81%
Appendix 1B-7

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode	0.42%	4.82%	3.83%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.63%	1.50%	0.20%	1.68%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.82%	17.18%	11.06%	8.94%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers, Inc. (“Franklin Advisers”)	0.88%	18.02%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.85%	14.28%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.83%	11.95%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.84%	9.33%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.85%	6.15%	N/A	N/A
International/Global Equity	Invesco V.I. EQV International Equity Fund — Series II Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	1.15%	0.34%	2.97%	4.10%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund® — Series II Shares Adviser: Invesco	1.11%	12.41%	10.21%	8.73%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus Henderson	0.97%	15.32%	9.61%	12.12%
Appendix 1B-8

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus Henderson	0.97%	23.27%	12.07%	10.27%
Small/Mid Cap Equity	Macquarie VIP Small Cap Value Series — Service Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust /Subadviser: Macquarie Investment Management Global Limited	1.04%	11.02%	6.83%	7.30%
International Equity	MFS® International Intrinsic Value Portfolio — Service Class Adviser: MFS	1.14%	6.97%	4.88%	7.26%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.04%	13.52%	9.47%	8.78%
International/Global Equity	MFS® Research International Portfolio — Service Class Adviser: MFS	1.14%	2.78%	3.64%	4.95%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.10%	23.76%	10.35%	10.25%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: PIMCO	1.16%	5.30%	2.61%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.11%	5.36%	1.24%	2.41%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.77%	4.39%	0.98%	1.18%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio — Advisor Class Adviser: PIMCO	0.72%	5.95%	2.66%	2.29%
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.89%	2.43%	(0.13)%	1.43%
Appendix 1B-9

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Sector	Principal VC Real Estate Securities Account — Class 2 Adviser: Principal Global Investors, LLC / Subadviser: Principal Real Estate Investors, LLC	1.04%	5.41%	3.65%	5.99%
International/Global Equity	Putnam VT International Value Fund — Class IB Adviser: Putnam Investment Management, LLC / Subadvisers: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.07%	5.21%	6.81%	5.46%
Large Cap Equity	Voya Growth and Income Portfolio — Class S Adviser: Voya Investments, LLC / Subadviser: Voya Investment Management Co. LLC	0.92%	23.56%	14.98%	12.27%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio — Class II Adviser: FTFA / Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd.; and Western Asset Management Company Pte. Ltd.	0.78%	(0.86)%	(1.42)%	N/A
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2026 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Portfolio for the year ended December 31, 2024 reflect temporary fee reductions under such an arrangement.
+
Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.
++
Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.
Appendix 1B-10

Back Cover Page
The Statement of Additional Information (SAI) dated May 1, 2025 contains more information about the policies and the Separate Accounts. The SAI has been filed with the SEC and is incorporated by reference into this Summary Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/flex. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159.
Reports and other information about the Separate Accounts are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Separate Account I EDGAR contract identifier #C000025675

Separate Account II EDGAR contract identifier #C000025684

Separate Account III EDGAR contract identifier #C000025710

Statement of Additional Information
May 1, 2025
for
New York Life Flexible Premium Variable Annuity
From
New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-I
NYLIAC Variable Annuity Separate Account-II
NYLIAC Variable Annuity Separate Account-III
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Flexible Premium Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Flexible Premium Variable Annuity Prospectus dated May 1, 2025. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Flexible Premium Variable Annuity Prospectus.
Table of Contents

General Information and History

New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this SAI, NYLIAC offers life insurance policies and other annuities.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $204.8 billion at the end of 2024. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
The Separate Account
Separate Accounts I and II were established on October 5, 1992; Separate Account-III was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts. Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
The Policies

The following provides additional information about the policies and supplements the description in the Prospectus.
Valuation of Accumulation Units
Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.
We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:
(a/b) – c
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and
	c	=	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.
	*		In a leap year, this calculation is based on 366 days.
2

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:
(a/b)
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.
In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.
Additional information about risks (Non-Principal Risks)

Geopolitical Risks
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, natural disasters, recessions, and other events, could have a serious negative impact on, among other things, the performance, liquidity and valuation of investments in the Portfolios you choose. In light of these developments, your premium and Accumulation Value allocation choices should be consistent with your personal investment objective and your risk tolerance. In addition, governmental authorities have imposed prohibitions on transactions in investments in certain foreign sectors—for example, prohibitions imposed by the U.S. government on investment in companies in the Communist Chinese defense and related material sectors and surveillance technology sectors. If Eligible Portfolios do not comply with such prohibitions, it is possible that we could not allow contract owners to make any new investment in those Portfolios (by premium allocation or transfer), and we could even require that contract owners move any Cash Value out of the affected Eligible Portfolio(s). You should consult each Fund’s prospectus, statement of additional information, and annual and semi-annual reports for more information on these geopolitical risks and potential investment restrictions.
Annuity Payments (The Income Phase)

Unless you instruct us otherwise, we will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.
On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.
General Matters

Non-Participating. The policies are non-participating. Dividends are not paid.
Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If we made payments based on incorrect age or
3

gender, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.
Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to the NYLIAC Variable Products Service Center at one of the addresses listed in the “CONTACTING NYLIAC” section of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment in Good Order. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)
Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.
Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.
Federal Tax Matters

Taxation of New York Life Insurance and Annuity Corporation
NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Tax Status of the Policies
Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.
To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.
Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.
4

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, these distribution requirements apply at the death of any Annuitant. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.
Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.
Safekeeping Of Separate Account Assets

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Investment Divisions.
State Regulation

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.
In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.
Records and Reports

NYLIAC maintains all records and accounts relating to the Separate Account. If you believe a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.
5

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See the “CONTACTING NYLIAC” section of the Prospectus). In the event your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024 incorporated in this SAI by reference to the report on Form N-VPFS dated April 8, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2024 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 8, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
For Policies investing in NYLIAC Variable Annuity Separate Account-I:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account-I (File No. 811-07280), filed on April 8, 2025 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2024 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account-I (File No. 811-07280), filed on April 8, 2025 are incorporated herein by reference.
For Policies investing in NYLIAC Variable Annuity Separate Account-II:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account-II (File No. 811-07282), filed on April 8, 2025 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2024 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account-II (File No. 811-07282), filed on April 8, 2025 are incorporated herein by reference.
For Policies investing in NYLIAC Variable Annuity Separate Account-III:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account-III (File No. 811-08904), filed on April 8, 2025 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2024 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account-III (File No. 811-08904), filed on April 8, 2025 are incorporated herein by reference.
6

Other Information

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. For more information, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.
7

PART C. OTHER INFORMATION
ITEM 27. EXHIBITS
(a)	Board of Directors Resolution.
(a)(1)
Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”)
authorizing establishment of the Separate Account  — Previously filed as Exhibit (1) to Registrant’s initial
Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to
Registrant’s Post-Effective Amendment No. 2 on Form N-4 for NYLIAC Variable Annuity Separate Account -
III (File No. 033-87382), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts.
(c)(1)
Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to
Post- Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate
Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC
Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)
Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC – Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(b) to Post-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed on
4/18/96 and incorporated herein by reference.

(c)(3)
Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and
Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-4830 0), filed 8/15/06 and incorporated herein by reference.

(c)(4)
Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity
Corporation and NYLIFE Distributors LLC, effective as of March 6, 2015 - Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(g)(1) to Post-Effective Amendment No. 38 to the
registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/14/15 and incorporated herein by reference.

(d)	Contracts.
(d)(1)
Specimen Policy - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4) to
Registrant’s initial registration on Form N-4 (File No. 333-8053 5), filed 6/11/99 and incorporated herein by reference.

(d)(2)
Enhanced Spousal Continuance Rider — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for
NYLIAC Variable Annuity Separate Account - III (File No. 333-8053 5), filed 7/13/01 and incorporated herein by reference.

(d)(3)
Living Needs Benefit/Unemployment Rider — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (4)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-8053 5), filed 4/14/10 and incorporated herein by reference.

(e)	Applications.
(e)(1)
Application for a Policy - Previously filed as Exhibit (5) to the initial registration statement on Form N-4 for
NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), re-filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (5) to Post-Effective Amendment No. 2 to the Registration Statement on
Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/25/97 and incorporated herein by reference.

(e)(2)
Application for LifeStages Deferred Variable Annuities (204-593) - Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(d) to Post-Effective Amendment No. 3 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed
8/26/04 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(f)(1)
Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on
Form S-6 for NYLIAC MFA Separate Account – I (File No. 02-86083), re-filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)
Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a)(1) to Post-Effective Amendment No. 36
to the registration statement on Form N-4 for the NYLIAC MFA Separate Account – I (File No. 02-86083),
filed 4/12/13 and incorporated herein by reference.

(f)(2)
By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC
MFA Separate Account-I (File No. 02-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e)
as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)
Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)
Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) – Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(3) to Post-Effective Amendment No. 36 to the
registration statement on Form N-4 for the NYLIAC MFA Separate Account – I (File No. 02-86083), filed
4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts. Not applicable.
(h)	Participation Agreements.
(h)(1)
Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA
Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 02-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the
registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)
Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File
No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)
Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management
Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4)
to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity
Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No.
033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(5)
Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company
and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to
Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(6)
Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service
Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC
Variable Universal Life Separate Account - I (File No. 333-5721 0), filed 6/4/01 and incorporated herein by reference.

(h)(7)
Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective
Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate
Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(h)(8)
Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services
Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-8738 2), filed 5/14/03 and incorporated herein by reference.

(h)(9)
Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman
Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC
Variable Universal Life-Separate Account - I (File No. 333-5721 0), filed 6/4/01 and incorporated herein by reference.

(h)(10)
Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and
NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to
Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(h)(11)
Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series
Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the
registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342),
filed 4/10/06 and incorporated herein by reference.

(h)(12)
Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors
LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to
Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate
Sponsored Variable Universal Life Separate Account - I (File No. 333-4830 0), filed 4/14/04 and incorporated herein by reference.

(h)(13)
Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock
Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the
registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342),
filed 4/14/11 and incorporated herein by reference.

(h)(14)
Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment
Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment
No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No.
033-53342), filed 4/14/15 and incorporated herein by reference.

(h)(15)
Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation,
Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS
Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DWS Scudder
Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management
Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to
Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account - I (File No. 333-4830 0), filed 4/18/07 and incorporated herein by reference.

(h)(16)
Participation Agreement among Legg Mason Investor Services LLC and New York Life Insurance and
Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(17)
Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective
Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(18)
Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation,
American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective Amendment No. 16
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(19)
Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity
Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective
Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account — I (File No. 333-4830 0), filed 8/15/06 and incorporated herein by reference.

(h)(20)
Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity
Corporation, AllianceBernstein L.P. and Alliance Bernstein Investments, Inc.—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the
registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File NO. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(21)
Participation Agreement, among New York Life Insurance and Annuity Corporation, Voya Investments
Distributor, LLC, Voya Investments, LLC, Voya Variable Portfolios, Inc., and Voya Variable Products Trust –
Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(30) to Post-Effective
Amendment No. 38 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account – I (File No. 333-4830 0), filed 4/12/18 and incorporated herein by reference.

(h)(22)
Participation Agreement among New York Life Insurance and Annuity Corporation, Principal Variable
Contracts Fund, Inc., Principal Funds Distributor, Inc. and Principal Global Investors, LLC, dated 3/14/24 –
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective
Amendment No. 39 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate
Account - I (File No. 033-53342), filed 4/11/24 and incorporated herein by reference.

(h)(23)
Participation Agreement among New York Life Insurance and Annuity Corporation, Putnam Variable Trust,
and Putnam Retail Management Limited Partnership, dated 4/1/24 – Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(23) to Post-Effective Amendment No. 39 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/24 and incorporated herein by reference.

(i)	Administrative Contracts.
(i)(1)
Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment
Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s)
to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal
Life-Separate Account - I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)(2)
Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series
Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to
Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(i)(3)
12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between
NYLIFE Distributors, Inc. and NYLIAC dated 12/22/05 — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 20 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(4)
Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 —Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment
No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File
No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(5)
Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors
dated 10/1/11 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to
Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account-III (File No. 333-80535), filed 4/10/20.

(i)(6)
Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated
4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to
Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(7)
Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated
4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to
Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(8)
Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman
Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account - III (File No. 033-8738 2), filed 5/14/03 and incorporated herein by reference.

(i)(9)
Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective
Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate
Account - I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(10)
Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated
1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to
Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(11)
PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of
January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No.
033-53342), filed 4/13/10 and incorporated herein by reference.

(i)(12)
Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between
Blackrock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on
Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(13)
Amended and Restated Administrative Services Agreement between New York Life Investment Management
LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR
232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(14)
Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP
Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26
to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No.
033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(15)
PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated
February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and
New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(i)(16)
Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28
to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No.
033-53342), filed 4/11/14 and incorporated herein by reference.

(i)(17)
Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment
Management Americas Inc. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to
the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File
No.333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(18)
Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance
and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as
Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(19)
Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and New York Life
Insurance and Annuity Corporation dated 1/1/1998 – Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (8)(w)(w) to Post-Effective Amendment No. 28 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/10/20.

(i)(20)
Tri Party Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor,
LLC, New York Life Insurance and Annuity Corporation, American Funds Insurance Series, American Funds
Distributor, Inc., and Capital Research and Management Company dated 4/13/2020—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 2 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No.
333-239752), filed 11/29/21 and incorporated herein by reference.

(i)(21)
Tri Party Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor,
LLC, New York Life Insurance and Annuity Corporation, AIM Variable Insurance Funds (Invesco Variable
Insurance Funds) and Invesco Advisers, Inc. dated 1/21/22—Previously filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to initial registration statement on Form N-6 for NYLIAC Variable
Universal Life Separate Account - I (333-263768), filed 3/22/22 and incorporated herein by reference.

(i)(22)
Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and
Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc.—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) Exhibit (i)(23) to Post-Effective Amendment No. 17 to
the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(23)
Marketing and Administrative Services Agreement between New York Life Insurance and Annuity
Corporation and Putnam Retail Management Limited Partnership, dated 4/1/24 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 39
to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No.
033-53342), filed 4/11/24 and incorporated herein by reference.

(j)	Other Material Contracts.
(j)(1)
Powers of Attorney – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1)
to Post-Effective Amendment No. 40 to the registration statement on Form N-4 for the NYLIAC Variable
Annuity Separate Account - I (File No. 033-53342), filed on 12/20/24 and incorporated herein by reference.

(k)	Legal Opinion.
(k)(1)	Opinion and Consent of Charles A. Whites, Jr., Esq – Filed herewith.
(l)	Other Opinions.
(l)(1)	Consent of PricewaterhouseCoopers LLP – Filed herewith.
(m)	Omitted Financial Statements. Not applicable.
(n)	Initial Capital Agreements. Not applicable.
(o)(1)	Form of Initial Summary Prospectus. Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.
Name:	Title:
DeSanto, Craig L.	Chairman, Chief Executive Officer & President
Feldstein, Eric M.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Kravitz, Jodi L.	Director, Senior Vice President & Actuary
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
McDonnell, Michael K.	Director, Senior Vice President, General Counsel & Chief Legal Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Ball, Aaron	Executive Vice President
Karaoglan, Alain M.	Executive Vice President
Madgett, Mark J.	Executive Vice President & Head of Agency
Abramo, Stephen	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Anderson, Erik A.	Senior Vice President & Chief Actuary
Arita, Darin C.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Bopp, Kevin M.	Senior Vice President
Brill, Elizabeth K.	Senior Vice President & Actuary
Bustamante, Rene	Senior Vice President
Colleary, Maura R.	Senior Vice President
Cook, Alexander I. M.	Senior Vice President
Cooney, Colleen C.	Senior Vice President
Cronin, Maureen A.	Senior Vice President, Deputy General Counsel, Chief Investment Counsel & Assistant Secretary
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
Drinkard, Kenneth R.	Senior Vice President & General Auditor
Formon, William	Senior Vice President
Frederick, Robert R.	Senior Vice President
Gennaro, Paul J.	Senior Vice President
Glynn, Kevin M.	Senior Vice President
Gupta, Tina	Senior Vice President
Herwig, Julie E.	Senior Vice President
Hu, Amy	Senior Vice President & Chief Marketing Officer
Huang, Dylan W.	Senior Vice President
James, Cheryl	Senior Vice President & Deputy General Counsel
Khalil, Saad A.	Senior Vice President
Kuhl Sarrubbo, Amanda L.	Senior Vice President
Lackey, Michael P.	Senior Vice President
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McClain, Keith B.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Navarro, Kathleen	Senior Vice President
Nesle, Heather M.	Senior Vice President
Patel, Hiran	Senior Vice President

Name:	Title:
Putnam, Roger L.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Rodgers, Joanne H.	Senior Vice President & Head of Human Resources
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rosh, Robert M.	Senior Vice President, Deputy General Counsel & Chief Insurance Counsel
Sabal, Craig A.	Senior Vice President, Deputy Chief Investment Officer & Chief Derivatives Officer
Simonetti, Richard P.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Taylor, Todd	Senior Vice President
Tillotson, Sandra G.	Senior Vice President & Chief Compliance Officer
Virendra, Sonali	Senior Vice President
Vu, Don D.	Senior Vice President
Wion, Matthew D.	Senior Vice President
Yoon, Jae	Senior Vice President
Abdelkader, Farid	Vice President & Associate General Auditor
Advani, Janice	Vice President
Albano, Angelina	Vice President
Albergo, Rosemary	Vice President
Armstrong, Vivian	Vice President
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President
Ballman, Cheryl	Vice President
Becher, Eric R.	Vice President
Behar, Paul	Vice President
Beligotti, Jeffrey	Vice President
Ben-Ami, Kevin A.	Vice President & Associate General Counsel
Berry, Ross	Vice President
Bhat, Saritha K.	Vice President
Biem, Alain E.	Vice President
Black, Meaghan	Vice President
Boccio, John	Vice President
Borisenko, Evgueni	Vice President & Actuary
Boyd IV, Robert L.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Breslin, Christopher J.	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Brotherton, Diane M.	Vice President
Budhwani, Reshma	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Carrig, Erica E.	Vice President & Associate General Counsel
Casanova, Ramon A.	Vice President & Actuary
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chan, Vee-En	Vice President
Cherpelis, George S.	Vice President
Chua, Albert	Vice President & Actuary
Cirella, Margaret M.	Vice President

Name:	Title:
Citera, Frank	Vice President
Civello, Alisa M.	Vice President
Cobaj, Skender	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President
Collins, Maria V.	Vice President
Colon, Wilfred R.	Vice President
Colton, Andrew	Vice President & Actuary
Contey, Allison	Vice President
Conti, Jane S.	Vice President
Cooper, Natalie	Vice President
Council, Catherine	Vice President
Crawford, Thomas	Vice President & Actuary
Cristello, Cindy	Vice President
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary
Dave, Ushir	Vice President
Davidowitz, Aron B.	Vice President
Davis, Juliet	Vice President
Del Bello, Timothy	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Dias, Maryann D.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Donner, Andrew	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feeney, Brendan L.	Vice President
Feinberg, Amarya	Vice President & Actuary
Ferguson, Robert E.	Vice President
Ferreira, Leandra C.	Vice President
Fitzgerald, Christopher P.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President & Actuary
Fox, Ryan D.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Gao, J. Kevin	Vice President & Associate General Counsel
Gill, Sandra	Vice President
Gleason, Kevin M.	Vice President
Goel, Prakhar	Vice President
Goldstein, Andrew	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel

Name:	Title:
Golen, Shana	Vice President
Goodwin, Lauren E.	Vice President
Gostling, Page H.	Vice President
Grace, Deborah A.	Vice President
Guerrero, Jomil M.	Vice President & Chief Diversity Officer
Gunda, Kishore	Vice President
Hajducek, Laura	Vice President
Hale, Rachel	Vice President & Actuary
Hammie, Tyrin	Vice President
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Hayden, Adam C.	Vice President
Healy, Brendan J.	Vice President
Healy, John J.	Vice President
Hekmat, Saba	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Huang, Angela	Vice President & Actuary
Hyland, Meredith K.	Vice President
Ingham, Scott	Vice President & Assistant Secretary
Jackson, Eric	Vice President
Jackson, Zerlina R.	Vice President
Johnston, Todd C.	Vice President
Kakkanattu, Manuel M.	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President & Associate General Auditor
Kim, Terry	Vice President
King, Martin L.	Vice President
Klatell, Jeremy N.	Vice President, Associate General Counsel & Chief Litigation Counsel
Kraus, Linda M.	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kula, Michael	Vice President & Actuary
Kyan, Raymond	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Associate General Counsel
Larkin, Colleen E.	Vice President & Assistant Secretary
Lawrence, Cameryn A.	Vice President
Lee, Young	Vice President
Lewis, Sean S.	Vice President
Lewis, Tanner	Vice President
Loden, Wesley	Vice President & Actuary
Long, Harry Scott	Vice President
Lynn, Eric J.	Vice President & Actuary
Machols, Jeffrey J.	Vice President
Madabushi, Krishna Prashanth	Vice President
Madgett, Sean	Vice President
Marcel, Imari	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Martin, Trina	Vice President

Name:	Title:
Mayer, Carol S.	Vice President & Associate General Counsel
McGilberry, Brent	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary
McNulty, Stephen B.	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Micun, Pawel	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President & Chief Information Security Officer
Mitra, Debapriya	Vice President
Moo-Young, Jillian	Vice President
Mosquera, Jaime	Vice President & Actuary
Mossessian, Dmitri	Vice President
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President
Mwaramba, Rutendo	Vice President & Actuary
Nair, Dinesh K.	Vice President
Nayar, Ridhika	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
O'Brien, Daniel J.	Vice President
O'Hanlon, Thomas P.	Vice President
O'Hearn, Claudine C.	Vice President
O’Neill, Kathleen	Vice President
Orban, Rachel	Vice President & Associate General Counsel
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pavone, Joseph	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President
Perseghin, Andrew J.	Vice President
Petersen, Todd	Vice President & Actuary
Petro, Kenneth	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Power, Kevin J.	Vice President
Quartararo, Paul	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Rao, Achuth	Vice President
Raturi, Sanjana	Vice President
Rice, Scott	Vice President
Riven, Inga	Vice President & Actuary
Rodgers, Kathryn A.	Vice President
Rodrigue, Kyle	Vice President
Rosenblum, Tal	Vice President
Rotondo, Richard	Vice President
Roy, Jennifer M.	Vice President
Rubin, Janis C.	Vice President
Sabo, Phillip J.	Vice President
Salvatore, Daniel	Vice President

Name:	Title:
Sarma, Samar	Vice President
Schirizzo, Michael	Vice President
Schwartz, Rachel S.	Vice President & Associate General Counsel
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Seyb, Sean M.	Vice President
Shah, Chintan T.	Vice President
Shan, YiYi	Vice President
Shapiro, Natalie	Vice President
Shaub, Sarah	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Singh, Jacqueline	Vice President
Smith, Kevin M.	Vice President
Solazzo, Amy L.	Vice President
Standbridge, Elizabeth A.	Vice President
Steelman, Elliot H.	Vice President
Stengel, Agustin	Vice President
Stolte, William R.	Vice President
Stricoff, Celine	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Tamayo-Sanchez, Angelica	Vice President
Taylor, John G.	Vice President
Thomas, Robert W.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Todorov, Natalia	Vice President
Tomassi, Deborah A.	Vice President
Torrey, Arthur S.	Vice President
Tripi, Stephen A.	Vice President
Tyndell, Elizabeth A.	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Jr., Donald P.	Vice President & Associate General Counsel
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Wang, Ching C.	Vice President
Warga, Regina	Vice President
Warner, S. Andre	Vice President & Associate General Counsel
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weiss, Jennifer M.	Vice President
Whites, Jr., Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President
Wilcox, Lyle D.	Vice President
Williams, Brian D.	Vice President

Name:	Title:
Williams, Matthew	Vice President
Wilson, Michael E.	Vice President
Wolf, Madeline A.	Vice President
Wong, Judy	Vice President & Actuary
Wood, Melissa	Vice President
Wulwick, Jacqueline N.	Vice President
Yashnyk, Michael A.	Vice President
Yenko, Elizabeth M.	Vice President
Yim, Henry	Vice President
Zaman, Nabeed	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Associate General Counsel & Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.
Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MSSIV NYL Investor Member LLC	(Delaware)	(NYLIC: 90%, NYLIAC: 10%)
MSVEF II Investor LLC	(Delaware)
NYL Investors LLC(*)(†)	(Delaware)
NYL Investors (U.K.) Limited(*)(†)	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
MSVEF II GP LLC	(Delaware)
MSVEF RT Feeder II LP	(Delaware)
MSVEF II RT LLC	(Delaware)
MSVEF RH Feeder II LP	(Delaware)
MSVEF II RH LP	(Delaware)
Madison Square Value Enhancement Fund II LP
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II-HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MNCVAD II-IND SHILOH CA LLC	(Delaware)
MNCVAD II-BIG SHILOH JV LLC	(Delaware)	(90%)
MSSDF GP LLC	(Delaware)
MSSDF II GP LLC	(Delaware)
MSSDF II Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund II LP	(Delaware)
MSSDF REIT II LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(40.4%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSSDF REIT Funding Sub V LLC	(Delaware)
MSSDF REIT Funding Sub VI LLC	(Delaware)
MSSDF REIT Funding Sub VII LLC	(Delaware)
MSSDF-OFCB Voss San Felipe LLC	(Delaware)
MSSDF-OFCB Woodway LLC	(Delaware)
MSSDF-OFCB Hanover LLC	(Delaware)
MSSDF-OFCB El Segundo LLC	(Delaware)
MSSIV GP LLC	(Delaware)
Madison Square Strategic Investments Venture LP	(Delaware)
MSSIV REIT Manager LLC	(Delaware)	(51%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Madison Square Strategic Investments Venture REIT LLC	(Delaware)	(51%)
MSSIV-MF Country Place MD LLC	(Delaware)
MSSIV-IND Speedway SC LLC	(Delaware)	(NYL: 45.90%, NYLIAC: 5.1%)
NRL Speedway Venture LLC	(Delaware)	(39.53%, TP: 60.47%)
SC Speedway Hwy 124, LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[7]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MADISON-OFC BRICKELL FL LLC	(Delaware)
MADISON-IND POWAY CA LLC	(Delaware)
MADISON-LPC POWAY JV LLC	(Delaware)	(95%)
MADISON-MF GRANARY FLATS TX LLC	(Delaware)
MADISON-AO GRANARY FLATS JV LLC	(Delaware)	(99.999%; TP: 0.001%)
MADISON-AO GRANARY FLATS OWNER LLC	(Delaware)
MADISON-MF THE MEADOWS WA LLC	(Delaware)
MADISON-ACG THE MEADOWS OWNER LLC	(Delaware)
MADISON-ACG THE MEADOWS JV LLC	(Delaware)
MADISON-MOB Lee Highway VA LLC	(Delaware)
Madison-OFC 5161 CA LLC	(Delaware)
MADISON-SS Kernersville QRS, Inc	(Delaware)
MADISON-LPP Kernersville JV GP LLC	(Delaware)	(90%, TP: 10%)
MADISON-LPP Kernersville JV LP	(Delaware)	(90%, TP: 10%)
MADISON-LPP Kernersville GP LLC	(Delaware)
MADISON-LPP Kernersville LP	(Delaware)
MADISON-IND 2080 ENTERPRISE CA LLC	(Delaware)
MADISON-IND CLAWITER CA LLC	(Delaware)
MADISON-REDCO CLAWITER JV LLC	(Delaware)	(95%)
MADISON-IND ENTERPRISE RIALTO CA LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MADISON-RTL SARASOTA FL, LLC	(Delaware)
MADISON-MOB CITRACADO CA LLC	(Delaware)
Madison-MF Osprey QRS Inc	(Delaware)
Madison-MF Osprey NC GP LLC	(Delaware)
Madison-MF Osprey NC LP	(Delaware)	(QRS: 99%; GP/LLC: 1%)
MADISON-IND LNDR TABOR ROAD NJ LLC	(Delaware)
MADISON-SS Crozet VA LLC	(Delaware)
MADISON-LPP Crozet JV LLC	(Delaware)
Madison-MF Apex Newbury PA LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP (“MSVEFLP”)	(Delaware)	(51%) (MSVEF GP LLC is the Sole GP)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)	(95%)
MSVEF-MF Pennbrook Station GP LLC	(Delaware)	(51%)
MSVEF-MF Pennbrook Station PA LP	(Delaware)	(MSVEFLP: 51%; GPLLC: 0%)
MSVEF-MF Burrough’s Mill GP LLC	(Delaware)	(MSVEFLP: 100%)
MSVEF-MF Burrough’s Mill NJ LP	(Delaware)	(MSVEFLP: 50%)
MSVEF-MF Gramercy JV GP LLC	(Delaware)
MSVEF-MF Gramercy OH LP	(Delaware)	(MSVEFLP: 100%; GPLLC: 0%)
MSVEF-CR Gramercy JV LP	(Delaware)	(75%)
MSVEF-CR Gramercy Owner GP LLC	(Delaware)
MSVEF-CR Gramercy Owner LP	(Delaware)	(JV: 99.9%; GP/LLC: 0.1%)
New York Life Group Insurance Company of NY (“NYLG”)	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
New York Life Benefit Payments LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
NYLIAC RLP II, LLC	(Delaware)
Development Funding Backed Pass-Through Trust Series – 2025 A	(Delaware)	(11.75197%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Estates Limited	(India)	(NYLIH: 19.45%, NYLIC: 1.29%) (Max Ventures and Industries Limited merged into Max Estates Ltd. as of 7.31.2023)
Max I. Limited	(India)
Max Assets Services Limited	(India)
Max Square Limited	(India)	(Max: 51%, NYLIC: 49%)
Pharmax Corporation Limited	(India)
Max Towers Private Limited	(India)	(Max: 51%, NYLIC: 49%)
Max Estates 128 Private Limited	(India)
Max Estate Gurgaon Limited	(India)
Acreage Builders Private Limited	(India)	(Max: 51%, NYLIC: 49%)
Astiki Realty Private Limited	(India)
Max Estates Gurgaon Two Limited	(India)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99%; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
Bow River Advisers, LLC	(Delaware)	(49%)
NYL Investments Europe Limited	(Ireland)	(New ownership effective 1.1.2025)
NYL Investments (International) Ltd.	(UK)	(“NYLIL”) (Name change effective 1.2.2025, new ownership effective 1.1.2025)
NYL Investments (Services) Ltd.	(UK)	(“NYLISL”) (Name change effective 1.2.2025, new ownership effective 1.1.2025)
NYL Investments UK LLP	(UK)	(NYLIL: 99%; NYLISL: 1%) (Name change effective 1.2.2025, new ownership effective 1.1.2025)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Emerging Markets Debt Portfolio	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Strategic Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
Plainview Funds plc – MacKay Shields Structured Products Opportunities Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
Plainview Funds plc – MacKay Shields Emerging Markets Debt Portfolio		(NYLIC: 99.36%; MacKay: 0.64%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(.18%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities Fund LP	(Delaware)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal Managers High Income Opportunities GP LLC	(Delaware)
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MKS Global Sustainable Emerging Markets Equities Fund GP LLC	(Delaware)
Candriam Global Sustainable Emerging Markets Equities Fund LP	(Delaware)	(GP: 0.05%; NYLIAC: 99.95%)
MKS Global Emerging Markets Equities Fund GP LLC	(Delaware)
Candriam Global Emerging Markets Equities Fund LP	(Delaware)	(GP: 0.00%; NYLIAC: 0.00%)
MacKay Shields Series Fund Managing Member LLC	(Delaware)
MacKay Shields Series Fund	(Delaware)
Securitized Credit Opportunities Series	(Delaware)
High Yield Corporate Bond Series		(NYL: 0%)
MacKay Shields Emerging Markets Sovereign Debt Feeder Fund GP LLC	(Delaware)
MacKay Shields Emerging Markets Sovereign Debt Feeder Fund LP	(Delaware)
Apogem Capital LLC fka New York Life Investments Alternatives LLC	(Delaware)
Apogem SRL 2 LLC	(Delaware)[7]	(0 voting ownership)
Apogem SRL 3 LLC	(Delaware)[7]	(0 voting ownership)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC 65.64%; LINA 12.46%) (Apogem is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO VIII Blocker LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF CLO 10 Ltd.	(Bailiwick, Jersey)[7]
MCF CLO 10 LLC	(Delaware)	(Ltd. 100%)
MCF CLO IX Blocker LLC	(Delaware)
MFS CLO 10 Blocker LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund III LLC	(Delaware)[7]	(0 voting ownership)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MCF Hyundai Fund LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Hyundai Fund 2 LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Levered Fund 2023-1 LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Loan Portfolio 2023 LLC	(Delaware)[7]	(0 voting ownership)
Apogem DL Levered Fund 2023-1 LLC	(Delaware)[7]	(0 voting ownership)
Apogem DL Levered Fund SPV 2023-1 LLC	(Delaware)[7]	(0 voting ownership)
Apogem Umbrella	(Cayman Islands)[7]	(0 voting ownership)
Apogem US Direct Lending Limited I	(Cayman Islands)[7]	(0 voting ownership)
MCF Senior Debt Fund 2020 GP LLC	(Delaware)[7]	(0 voting ownership)
MCF Senior Debt Fund – 2020 LP	(Cayman Islands)[7]	(0 voting ownership)
MCF Mezzanine Carry I LLC	(Delaware)[7]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Apogem Direct Lending Nighthawk Fund	(Cayman Islands)	(Apogem initially)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV, L.P	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware Series LP)
GoldPoint Core Opportunities Fund II L.P.	(Delaware Series LP)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPMBA”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Islands)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP PD V A Blocker LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP PD V B Blocker LLC	(Delaware)
GPP PD V D Blocker LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar, GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Canada)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GPP VI Blocker F LLC	(Delaware)
GPP VI Blocker G LLC	(Delaware)
GPP VI Blocker H LLC	(Delaware)
GPP VI Blocker I LLC	(Delaware)
Apogem CO-Invest VII GenPar, GP LLC
Apogem Co-Invest VII GenPar LP
Apogem Co-Investment VII, LP
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co. (Mauritius) LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III LLC	(Mauritius)
NYLIM Jacob Ballas India (FVCI) III LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Apogem: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
AHF V (S) GenPar LP	(Delaware)	(1%)
AHF V ECI Aggregator LP	(Delaware)	(1%)
AHF V GenPar GP LLC	(Delaware)	(100%)
AHF V GenPar LP	(Delaware)	(1%)
AHF VI (S) GenPar LP	(Delaware)	(1%)
AHF VI ECI Aggregator LP	(Delaware)	(1%)
AHF VI GenPar GP LLC	(Delaware)	(100%)
AHF VI GenPar LP	(Delaware)	(100%)
Apogem Heritage Fund V (S) LP	(Delaware)	(1%)
Apogem Heritage Fund V LP	(Delaware)	(1%)
Apogem Heritage Fund VI (S) LP	(Delaware)	(1%)
Apogem Heritage Fund VI LP	(Delaware)	(1%)
Apogem Cardinal Co-Investment GP LLC	(Delaware)
Apogem Cardinal Co-Investment Fund, LP	(Delaware)
ARAF IV GP, LLC	(Delaware)
Apogem Real Assets Fund IV, LP	(Delaware)
ASF VII GP, LLC	(Delaware)
Apogem Secondary Fund VII, LP	(Delaware)
Apogem Secondary Fund VII Coinvestments, LP	(Delaware)
BFO GP, LLC	(Delaware)
BFO Apogem Private Markets LP	(Delaware)
Tetra Opportunities Partners	(Delaware)	(DE Series)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
Private Advisors Special Situations LLC	(Delaware)[7]
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
ApCap Strategic Partnership I LLC	(Delaware)
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II, LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V-ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Cayman Islands)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
APEF X GP, LLC	(Delaware)
Apogem Private Equity Fund X, LP fka [PA] Private Equity Fund X, LP	(Delaware)
APEF XI GP, LLC	(Delaware)
Apogem Private Equity Fund XI, LP	(Delaware)
APEF XI Multi-Asset, LP	(Delaware)
APEF XI Directs, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
ABC Burgers LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PA Secondary Fund VI Coinvestments, LP	(Delaware)	(68.14%)
PA Secondary Fund VI (Cayman), LP	(Cayman Islands)	(68.14%)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
PA Small Company Coinvestment Fund II, LP	(Delaware)
PA Small Company Coinvestment Fund II (Cayman), LP	(Cayman Islands)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
PA Contract Resources, LLC	(Delaware)
PARAF III GP, LLC	(Delaware)
PA Real Assets Fund III, LP	(Delaware)
SAF GP LLC	(Delaware)
Social Advancement Fund, LP	(Delaware)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP (“RLPLP”)	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
RidgeLake Co-Investment Partners, LP (“RLPCOLP”)	(Delaware)
RLP Glacier Manager Investor LLC	(Delaware)	(RLPLP: 72%, RLPCOLP: 28%)
RLP Glacier GP Investor LLC	(Delaware)	(RLPLP: 72%, RLPCOLP: 28%)
RLP Evergreen LLC	(Delaware)	(RLPLP: 72%, RLPCOLP: 28%)
RLP Gemini LLC	(Delaware)
RLP Navigator LLC	(Delaware)
RLP Sigma LLC	(Delaware)
RLP Sunrise GP Investor LLC	(Delaware)	(RLPLP: 83.33%, RLPCOLP: 16.66%)
RLP Sunrise Manager Investor LLC	(Delaware)	(RLPLP: 83.33%, RLPCOLP: 16.66%)
RLP Triple GP Investor LLC	(Delaware)	(RLPLP: 82.01%, RLPCOLP: 17.98%)
RLP Triple Manager Investor LLC	(Delaware)	(RLPLP: 82.01%, RLPCOLP: 17.98%)
RLP Fund II GP LLC	(Delaware)
RLP Fund II LP	(Delaware)
RLP Profit Share (PA), LLC	(Delaware)	(NYLIC: 51%, Employees: 49%)
RLP Profit Share (OAPC), LLC	(Delaware)	(TP: 100%)
The Hedged Strategies Fund LLC	(Delaware)	(Apogem: 2%, Ex-employees: 98% non-managing members)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas India Private Limited	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings LLC	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Trust	(Delaware)	(Dormant)
IndexIQ Advisors LLC	(Delaware)
New York Life Investments Active ETF Trust	(Delaware)[7]	(NYLIAC: 98.5%)
NYLI CBRE Real Assets ETF		(NYLIM: 95.11%)
NYLI MacKay Muni Insured ETF		(NYL: 0.00%)
NYLI MacKay Muni Intermediate ETF		(NYL: 0.00%)
NYLI MacKay Core Plus Bond ETF		(NYLIM: 94.54%)
NYLI MacKay California Muni Intermediate ETF		(NYLIM: 40.42%)
NYLI MacKay ESG High Income ETF		(NYLIM: 94.86%)
NYLI Winslow Focused Large Gap Growth ETF		(NYLIM: 90.862%)
NYLI Winslow Large Gap Growth ETF		(NYLIM: 90.73%)
NYLI MacKay Securitized Income ETF		(NYLIM: 82.75%, NYLIAC: 16.44%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
New York Life Investments ETF Trust	(Delaware)	(NYLIC: 10.2%)
NYLI 500 International ETF		(NYLIM: 53.62%)
NYLI Clean Oceans ETF		(NYLIAC: 84.13%)
NYLI Cleaner Transport ETF		(NYLIAC: 84.56%)
NYLI Engender Equality ETF		(NYLIAC: 72.81%)
NYLI FTSE International Equity Currency Neutral ETF		(NYLIM: 13.23%)
NYLI Global Equity R&D Leaders ETF		(NYLIM: 85.22%)
NYLI Healthy Hearts ETF		(NYLIM: 66.18%)
NYLI Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
NYLI Merger Arbitrage ETF		(NYL: 0.00%)
NYLI CRBE NexGen Real Estate ETF		(NYLIM: 56.52%)
NYLI Candriam International Equity ETF		(NYLIM: 84.19%)
NYLI Candriam U.S. Mid Cap Equity ETF		(NYLIM: 98.63%)
NYLI Candriam U.S. Large Cap Equity ETF		(NYLIM: 69.29%)
NYLI U.S. Large Cap R&D Leaders ETF		(NYLIM: 79.06%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, Apogem: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Kartesia Italy Branch	(Scotland)
Kartesia Spain Branch	(Scotland)
Kartesia Netherlands Branch	(Scotland)
Kartesia Germany Branch	(Scotland)
Kartesia France	(France)
Kartesia UK Ltd.	(UK)
Kartesia Belgium	(Belgium)
Kartesia Credit FFS	(France)
Kartesia GP III	(Luxembourg)
Kartesia Credit Opportunities III S.C.A., SICAV-SIF	(Luxembourg)
Kartesia Securities	(Luxembourg)
Kartesia III Topco S.á.r.l.	(Luxembourg)
Kartesia GP IV	(Luxembourg)
Kartesia Credit Opportunities IV SCS SICAV-SIF	(Luxembourg)
Kartesia Securities IV	(Luxembourg)
Kartesia IV Topco S.á.r.l.	(Luxembourg)
Kartesia Master GP	(Luxembourg)
Kartesia Credit Opportunities V Feeder SCS	(Luxembourg)
Kartesia Senior Opportunities I SCS, SICAV-RAIF	(Luxembourg)
KASS Unleveled S.á.r.l.	(Luxembourg)
KSO I Topco S.á.r.l.	(Luxembourg)
Kartesia Credit Opportunities V SCS	(Luxembourg)
Kartesia Securities V S.á.r.l.	(Luxembourg)
Kartesia Credit Opportunities VI Feeder SCS	(Luxembourg)
Kartesia Credit Opportunities VI SCS	(Luxembourg)
Kartesia Securities VI SCS S.á.r.l.	(Luxembourg)
Kartesia VI Topco S.á.r.l.	(Luxembourg)
Flexam Invest Asset Management	(France)	(51%)
FIAM HLD SAS	(France)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Flexam Invest France Management SAS	(France)
Flexam Tangible Asset Income Fund II SLP	(France)
Flexam Invest Lux Management S.á.r.l.	(Luxembourg)
Flexam Tangible Asset Income Fund S.C.A., SICAV-RAIF	(Luxembourg)
Flexam Invest Operations S.á.r.l.	(Luxembourg)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam	(Luxembourg)	(“CANLUX”) (CG: 96%; I share held by CANLUXS)
Candriam Belgian Branch
Candriam France Branch
Candriam UK Establishment
Candriam Germany Branch
Candriam US Branch
Candriam Spain Branch
Candriam Netherlands Branch	(Luxembourg)
Candriam MENA Branch	(Dubai, UAE)
Candriam Nordic Branch	(Sweden)
Candriam Monétaire SICAV	(France)	(CANBEL: 2.24%; CANFR: 1.86%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Candriam Tristan Real Estate Fund (RAIF)	(Luxembourg)
Candriam GP PA	(Luxembourg)
Candriam Private Assets	(Luxembourg)
ATA Holdco Luxembourg S.á.r.l.	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Target Income 2032		(0.00%)
Belfius Equities	(Belgian)	(0.00%)
IZNES SAS	(Luxembourg)	(2%)
Belfius Investment Partners	(Luxembourg)	(0.01%)
S.W.I.F.T. SCRL	(Luxembourg)	(0.02%)
Cordius	(Luxembourg)	(CANLUX: 14.07%, CANBEL: 4.42%)
Cordius CIG		(“CIG”) (CANBEL: 23.91%, CANLUX: 76.09%)
Candriam Absolute Return	(Luxembourg)	(CIG: 0.35%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(0.00%)
Candriam Bonds	(Luxembourg)	(NYLIAC: 0.12%, CIG: 0.02%)
Candriam Bonds Capital Securities		(CIG: 0.01%)
Candriam Bonds Convertible Defensive		(0.00%)
Candriam Bonds Convertible Opportunities		(0.00%)
Candriam Bonds Credit Alpha		(NYLIAC: 4.90%)
Candriam Bonds Credit Opportunities		(0.00%)
Candriam Bonds Emerging Debt Local Currencies		(CIG: 0.02%)
Candriam Bonds Emerging Markets		(0.01%)
Candriam Bonds Emerging Corporate		(CIG: 0.01%)
Candriam Bonds Emerging Markets Total Return		(CIG: 0.01%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(0.00%)
Candriam Bonds Euro High Yield		(CIG: 0.08%)
Candriam Bonds Euro Short Term		(0.00%)
Candriam Bonds Euro Long Term		(CIG: 0.01%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(0.00%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(0.00%)
Candriam Bonds International		(CIG: 0.02%)
Candriam Bonds Total Return		(0.00%)
Candriam Bonds US Corporate		(CIG: 0.01%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%)
Candriam Equities L	(Luxembourg)	(NYLIAC: 0.35%)
Candriam Equities L Qustralia		(CIG: 0.01%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(0.00%)
Candriam Equities L EMU		(CIG: 0.02%)
Candriam Equities L ESG Market Neutral		(NYLIAC: 95.83%; CIG: 0.03%)
Candriam Equities L Europe		(CIG: 0.02%)
Candriam Equities L Europe Edge		(CIG: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(CIG: 0.01%)
Candriam Equities L Global Demography		(0.00%)
Candriam Equities L Global Income		(CIG: 0.04%)
Candriam Equities L Life Care		(0.00%)
Candriam Equities L Meta Globe		(CIG: 0.01%)
Candriam Equities L Oncology Impact		(0.00%)
Candriam Equities L Risk Arbitrage Opportunities		(CIG: 0.03%)
Candriam Equities L Robotics & Innovation Technology		(0.00%)
Candriam Equities L US Edge		(CIG: 0.01%)
Candriam Equities L World Edge		(NYLIAC: 99.95%; CIG: 0.05%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(0.00%)
Candriam Fund Sustainable European Equities Fossil Free		(0.00%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 30.62%)
Candriam Index Arbitrage	(Luxembourg)	(0.00%)
Candriam L	(Luxembourg)	(CIG: 0.08%)
Candriam L Balanced Asset Allocation		(0.00%)
Candriam L Conservative Asset Allocation		(0.00%)
Candriam L Dynamic Asset Allocation		(CIG: 7.32%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam L Multi-Asset Income		(0.00%)
Candriam L Multi-Asset Income & Growth		(CIG: 0.01%)
Candriam L Multi-Asset Premia		(CIG: 0.04%)
Candriam Long Short Credit		(0.00%)
Candriam M		(CIG: 8.95%)
Candriam M Global Trading		(CIG: 0.06%)
Candriam M Impact Finance		(CIG: 12.69%)
Candriam M Multi Strategies		(CIG: 0.14%)
Candriam Money Market	(Luxembourg)	(CIG: 0.20%)
Candriam Money Market Euro		(CIG: 0.00%)
Candriam Money Market Euro AAA		(0.42%)
Candriam Money Market USD Sustainable		(0.00%)
Candriam Multi-Strategies	(France)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(0.00%)
Candriam Risk Arbitrage	(Luxembourg)	(CIG: 20.71%)
Candriam Sustainable	(Luxembourg)	(NYLIAC: 0.10%; CIG: 0.02%)
Candriam Sustainable Bond Emerging Markets		(0.00%)
Candriam Sustainable Bond Euro		(0.00%)
Candriam Sustainable Bond Euro Corporate		(0.00%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(CIG: 0.02%)
Candriam Sustainable Bond Global Convertible		(CIG: 0.03%)
Candriam Sustainable Bond Global High Yield		(0.00%)
Candriam Sustainable Bond Impact		(NYLIAC: 16.59%)
Candriam Sustainable Defensive Asset Allocation		(CIG: 0.01%)
Candriam Sustainable Equity Children		(CIG: 0.01%)
Candriam Sustainable Equity Circular Economy		(0.00%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Emerging Markets		(0.00%)
Candriam Sustainable Emerging Markets Ex-China		(CIG: 0.01%)
Candriam Sustainable Equity EMU		(0.00%)
Candriam Sustainable Equity Europe		(0.00%)
Candriam Sustainable Equity Europe Small & Mid Caps		(0.00%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.01%)
Candriam Sustainable Equity Equity Japan		(0.00%)
Candriam Sustainable Equity Quant Europe		(0.00%)
Candriam Sustainable Equity US		(0.00%)
Candriam Sustainable Equity Water		(CIG: 100%)
Candriam Sustainable Equity World		(0.00%)
Candriam Sustainable Money Market Euro		(0.00%)
Candriam World Alternative	(Luxembourg)	(CIG: 25.42%)
Candriam World Alternative Alphamax		(CIG: 25.47%)
Cleome Index	(Luxembourg)	(0.00%)
Cleome Index EMU Equities		(0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.13%)
Cleome Index Euro Short Term Bonds		(CIG: 0.01%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Cleome Index Europe Equities		(0.00%)
Cleome Index USA Equities		(0.00%)
Cleome Index World Equities		(CIG: 0.01%)
NYLIM GF	(Luxembourg)	(NYLIMH: 38.30%; CIG: 0.02%)
NYLIM GF AUSBIL Global Essential Infrastructure		(NYLIMH: 27.33%; CIG: 0.01%)
NYLIM GF AUSBIL Global Small Cap		(NYLIMH: 98.44%; CIG: 0.02%)
NYLIM GF US High Yield Corporate Bonds		(NYLIMH: 32.33%; CIG: 0.03%)
Paricor	(Belgium)	(CIG: 0.07%)
Paricor Patrimonium	(Belgium)	(CIG: 0.07%)
IndexIQ		(CIG: 0.36%)
IndexIQ Factors Sustainable Corporate Euro Bond		(CIG: 0.52%)
IndexIQ Factors Sustainable Europe Equity		(CIG: 0.43%)
IndexIQ Factors Sustainable Japane Equity		(CIG: 0.21%)
CGH UK Acquisition Company Limited	(UK)
Tristan Equity Partners (GP) Limited	(UK)
Tristan Equity Partners LP	(UK)
Tristan Equity Pool Partners (GP) Limited	(UK)
Tristan Equity Pool Partners LP	(UK)	(Cancelled eff. 1.8.2025)
Tristan Capital Partners Holdings Limited	(England & Wales)	(80%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
TIPS One Co-Investment GP Sarl	(Luxembourg)
TIPS Co-Investment SCSp	(Luxembourg)
TCP Incentive Partners (GP) Sarl	(Luxembourg)
TCP Incentive Partners SCSp	(Luxembourg)
TCP Co-Investment (GP) Sarl	(Luxembourg)
TCP Co-Investment SCSp	(Luxembourg)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(United Kingdom)
CCP IV Co-Investment LP	(Scotland)
EPISO 4 Co-Investment LLP	(United Kingdom)
EPISO 4 (GP) LLP	(United Kingdom)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(100%)
Tristan (Holdings) Limited	(UK)	(Individual owns 100% of the entity)
EPISO 3 Feeder (GP) Limited	(Scotland)	(40%)
EPISO 3 Feeder LP	(Scotland)
Tristan Capital Limited	(England & Wales)	(100%)
Tristan Capital Partners LLP	(England & Wales)	(80%) (25 individual members)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
CCP III (GP) LLP	(England & Wales)	(99%, 1% held by TCP LLP)
Curzon Capital Partners III LP	(LUX)
Curzon Capital Partners III Sarl	(LUX)
CCP III Netherlands Holding BV	(NLD)
Nova Investments Sp z.o.o. Sarl	(POL)
CCP III Falcon Holding Sarl	(LUX)
Stadtgalerie Written GmbH	(Germany)	(92.4%)
CCP III Dartford JV Sarl	(LUX)	(98.67%)
CCP III Dartford I Sarl	(NLD)
Curzon Capital Partners IV GP Limited	(United Kingdom)
CCP IV (GP) LLP	(United Kingdom)	(99%, 1% held by TCP LLP)
Curzon Capital Partners IV LP	(United Kingdom)
Curzon Capital Partners IV S.a.r.l.	(LUX)
CCP IV Bolt FinCo S.a.r.l.	(LUX)
Curzon IV IREF 1 Holding Sarl	(LUX)
CCP IV IREF 1	(ITA)
CCP IV Bolt 1 Sarl	(LUX)
Stratford City Offices Jersey Unit
Bolt Nominee 1 Limited	(UK)
Bolt Nominee 2 Limited	(UK)
CCP IV Bolt 2 Sarl	(LUX)
CCP IV Erneside Holding Sarl	(LUX)	(99.99976%)
CCP IV France Investments Sarl	(LUX)
OPPCI CCP IV France Investments	(FRA)
SCI Escape Cordeliers	(FRA)	(1 share held by CCP IV France Investments Sarl)
The Forum, Solent, Management Company Limited	(UK)
SBP Management Limited	(UK)	(27.83%)
CCP IV (GP) S.á.r.l.
CCP IV Keirin Luxembourg S.á.r.l.	(LUX)
CCP IV SCSp	(LUX)	(74%)
Keirin Holding S.á.r.l.	(LUX)
CCP IV UK Holding S.á.r.l.	(LUX)
Cardiff Gate RP Limited	(LUX)
Rotherham Foundry RP Limited	(LUX)
Warrington Riverside RP Limited	(LUX)
Birmingham Ravenside RP Limited	(LUX)
Walsall Bescot RP Limited	(LUX)
RW Sofas Limited	(LUX)
Bangor Springhill RP Limited	(LUX)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 (GP) LLP	(United Kingdom)	(64%)
European Property Investors Special Opportunities 3 LP	(UK)
EPISO 3 L.P.	(UK)
EPISO 3 Luxembourg Holding Sarl	(LUX)
EPISO 3 Wave Holding Sarl	(LUX)
EPISO 4 (GP) II Sarl	(Luxembourg)
EPISO 4 Student Housing SCSp	(Luxembourg)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
EPISO 4 (GP) LLP	(United Kingdom)
European Property Investors Special Opportunities 4 LP	(UK)
EPISO 4 Caesar Holding Sarl	(LUX)
Trophy Value Added Fund	(Italy)	(74.15%)
EPISO 4 Luxembourg Holding Sarl	(LUX)
EP Office 1 Spzoo	(POL)
EP Office 2 Spzoo	(POL)
EP Retail Spzoo	(POL)
EP Apartments Spzoo	(POL)
EP Hotel Spzoo	(POL)
EPISO 4 Seed Holding Sarl	(LUX)	(99.99976%)
EPISO 4 Seed Sarl	(LUX)
EPISO 4 Flower Holding Sarl	(LUX)	(99.99976%)
EPISO 4 Flower Sarl	(LUX)
EPISO 4 Twilight GP Limited	(UK)
EPISO 4 Twilight LP	(UK)
Twilight Ireland PRS Properties Eclipse DAC	(IRL)
EPISO 4 West Holding Sarl	(LUX)	(97.5%)
EPISO 4 Atrim Sarl	(LUX)
EPISO 4 Banbridge Sarl	(LUX)
EPISO 4 France Investments Sarl	(LUX)	(90%)
OPPCI EPISO 4 France Investments	(FRA)	(1 share held by SCI VDF)
SAS VDF	(FRA)
SCI VDF	(FRA)
EPISO 4 Switch Holding Sarl	(LUX)
E4 Switch Norway AS	(Norway)	(80%)
EPISO 4 Pilgrim Holding Sarl	(Luxembourg)
TP Property Sarl	(LUX)
TB Property (Plymouth) Limited	(England & Wales)
TB Property Developments (Plymouth) Limited	(England & Wales)
EPISO 4 Lynx Holding Sarl	(LUX)	(97.6%)
EPISO 4 Lynx Sarl	(LUX)
EPISO 4 Lynx Marketing Sarl	(LUX)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
CCP 5 GP LLP	(United Kingdom)	(80%)
Curzon Capital Partners 5 Long-Life LP	(United Kingdom)
CCP 5 (GP) S.a.r.l.	(Luxembourg)
Curzon Capital Partners 5 Long-Life SCA SICAV-SIF	(United Kingdom)
CCP 5 Jersey Fragco 1 Limited	(Jersey)
CCP 5 Jersey Fragco 2 Limited	(Jersey)
CCP 5 Jersey Fragco 3 Limited	(Jersey)
CCP 5 Jersey Fragco 4 Limited	(Jersey)
CCP 5 Jersey Fragco 5 Limited	(Jersey)
CCP 5 Jersey Fragco 6 Limited	(Jersey)
CCP 5 Jersey Fragco 7 Limited	(Jersey)
CCP 5 Jersey Fragco 8 Limited	(Jersey)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
CCP 5 Jersey Fragco 9 Limited	(Jersey)
CCP 5 Jersey Fragco 10 Limited	(Jersey)
CCP 5 Jersey Fragco 11 Limited	(Jersey)
CCP 5 Long-Life Luxembourg S.a.r.l.	(Luxembourg)
CCP 5 LL GP Sárl	(Luxembourg)
Curzon Capital Partners 5 Long Life SCSp	(Luxembourg)
EPISO 5 Incentive Partners GP Limited	(Jersey)
EPISO 5 Incentive Partners SLP	(Jersey)
EPISO 5 (GP) Sárl	(Luxembourg)
European Property Investors Special Opportunities 5 LP	(Luxembourg)
EPISO 5 Luxembourg Holding S.á.r.l.	(Luxembourg)
EPISO 5 Portfolio GP S.á.r.l.	(Luxembourg)
EPISO 5 Silver JV SCSp	(Luxembourg)
Sterling Square Holdings S.á.r.l.	(Luxembourg)
European Property Investors Special Opportunities 5 SCSp-SICAV-SIF	(Luxembourg)
EPISO 5 Co-Investment SCSp	(Luxembourg)
EPISO 6 UK Portfolio GP Limited	(UK)	(“EPISO 6 UK”)
EPISO 6 (GP) S.á.r.l.	(Luxembourg)
EPISO 6 Co-Investment SCSp	(Luxembourg)
European Property Investors Special Opportunities 6 SCSp SICAV-SIF	(Luxembourg)
EPISO 6 UK Investment Holdings Limited	(Jersey)	(64%) (“EPISO 6”)
EPISO 6 Pegasus Holding Limited	(UK)	(64%)
Pegasus Affordable Housing LLP	(UK)	(62%)
Pegasus Affordable Limited	(UK)	(62%)
Zen Housing Limited	(UK)	(62%)
EPISO 6 Waterfall Top Holdings Limited	(England & Wales)
Waterfall HoldCo Limited	(England & Wales)
Waterfall PropCo Limited	(England & Wales)
Waterfall PropCo Limited	(England & Wales)
EPISO 6 Phoenix JV LLP	(UK)	(EPISO 6 UK: 50%; EPISO 6: 50%)
Phoenix Core Holdco Limited	(UK)
Phoenix Core Propco Limited	(UK)	(“CorePropco”)
Cody TP Management Company Limited		(CorePropco – GP Guarantor 100%, DevCo - Guarantor)
EPISO 6 Luxembourg Holding S.á.r.l.	(LUX)
Phoenix Development Holding S.á.r.l.	(LUX)	(99%, TP:1%)
Phoenix DevCo Sarl	(LUX)	(“DevCo”)
EPISO 6 Spectre JV S.á.r.l.	(LUX)
EPISO 6 Spectre 1 Holding S.á.r.l.	(Luxembourg)
EPISO 6 Spectre 2 Holding S.á.r.l.	(Luxembourg)
EPISO 6 Spectre 3 Holding S.á.r.l.	(Luxembourg)
EPISO 6 Curado Holding S.á.r.l.	(Luxembourg)
Claybrook, S.L.	(Spain)	(90%)
Barnfield Spain, S.L.	(Spain)
EPISO 6 Macbeth Holding S.á.r.l.	(Luxembourg)
Macbeth 4 SRL	(Belgium)
Montague 1 S.á.r.l.	(LUX)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
EPISO 6 Moomin Holding S.á.r.l.	(LUX)
EPISO 6 Siem Holding S.á.r.l.	(LUX)
EPISO 6 Siem S.á.r.l.	(LUX)
EPISO 6 Emerald Holdings S.á.r.l.	(LUX)	(96%)
BCRE Leipzig Wohnen Nord B.V.
BCRE Leipzig Wohnen Ost B.V.
BCRE Leipzig West Ost B.V.
TAG Leipzig-Immobilien GmbH
Hella Acquico GP S.á.r.l.	(Luxembourg)
Hella Acquico GP SCSp	(Luxembourg)
Hella Holding S.á.r.l.	(Luxembourg)	(96%)
H Main Holding S.á.r.l.	(Luxembourg)
H Main 1 S.á.r.l.	(Luxembourg)
H Main 2 S.á.r.l.	(Luxembourg)
H Main 3 S.á.r.l.	(Luxembourg)
H Main 4 S.á.r.l.	(Luxembourg)
H Main 5 S.á.r.l.	(Luxembourg)
H Main 6 S.á.r.l.	(Luxembourg)
H Main 7 S.á.r.l.	(Luxembourg)
EPISO 6 Panther Co-Investment SCSp (Jersey) GP Limited	(Jersey)	(92.15%)
EPISO 6 Panther (Jersey) GP Limited	(Jersey)	(90%)
EPISO 6 Panther (Jersey) JV SLP	(Jersey)
EPISO 6 Panther (Jersey) Holdco Limited	(Jersey)
EPISO 6 Panther Property Limited	(Jersey)
Raag St. Andrew Hotel Limited	(UK)
Raag Hotels Limited	(Jersey)
QMK Pub Westminster Limited	(UK)
RAAG OBS Limited	(Jersey)
QMK OBS Limited	(IRL)
Raag Dublin Limited	(Jersey)
Raag QMK Dublin Limited	(IRE)
Raag Kensington Holdings Limited	(Jersey)
Raag Kensington Hotel Limited	(Jersey)
QMK Kensington Limited	(UK)
Raag Westminster Holdings Limited	(Jersey)
Raag Westminster Hotel Limited	(Jersey)
QMK Westminster Limited	(UK)
Raag Liverpool Street Holdings Limited	(Jersey)
Raag Liverpool Street Hotel Limited	(Jersey)
QMK Liverpool Street Limited	(UK)
Raag Kings Cross Holdings Limited	(Jersey)
Raag Kings Cross Hotel Limited	(Jersey)
QMK KX Limited	(UK)
Raag Paddington Holdings Limited	(Jersey)
Raag Paddington Hotel Limited	(Jersey)
QMK Paddington Limited	(UK)
Raag Canary Wharf Limited	(Jersey)
QMK Canary Wharf Limited	(UK)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Raag Shoreditch Limited	(Jersey)
QMK Shoreditch Limited	(UK)
Raag Aberdeen	(Jersey)
QMK Management Limited	(UK)
Raag P2 Limited	(Jersey)
TIPS One Incentive Partners GP Limited	(Jersey)
TIPS One Incentive Partners SLP	(Jersey)
TIPS One GP Sarl	(Luxembourg)
Tristan Income Plus Strategy One SCSp	(Luxembourg)
TIPS One Alpha Holdings Sarl	(Luxembourg)
TIPS One Alpha PV I Sarl	(Luxembourg)
TIPS One Co-Investment GP Sarl	(Luxembourg)
TIPS One Co-Investment SCSp	(Luxembourg)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%) (2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Spain, SL	(Spain)	(64.5%)
TCP France	(France)
TCP NL BV	(Netherlands)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSp	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 SCSp	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
EPISO 4 Student Housing SCSp	(Luxembourg)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (81.46%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil Global SmallCap Fund	(Australia)	(NYLIAC: 26.14%)
Ausbil Long Short Focus Fund	(Australia)	(NYLIAC: 22.74%)
NYLIFE Distributors LLC	(Delaware)
Flatiron RR LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 19 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Flatiron CLO 21 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron RR CLO 22 LLC	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 24 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 25 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 26 Ltd.	(Jersey)	(NYL: 0%)
Flatiron CLO 23 LLC	(Delaware)
Flatiron RR CLO 27 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 28 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron RR LLC, Manager Series	(Delaware Series LLC)	(Series A)
Flatiron RR LLC, Retention Series	(Delaware Series LLC)	(Series B)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
Country Place LP	(Delaware)
Country Place JV LLC	(Delaware)
REEP-MF Salisbury Square Tower One TAF LLC	(Delaware)	(NYLIC: 95.5%; NYLIAC: 0.5%)
REEP-DRP Salisbury Square Tower One TAB JV LLC	(Delaware)	(LLC: 80%)
Salisbury Square Tower One LLC	(Delaware)
REEP-MF Salisbury Square Tower Two TAF LLC	(Delaware)	(inactive)
REEP-DRP Salisbury Square Tower Two TAB JV LLC	(Delaware)	(inactive)
REEP-MF Salisbury Square TAF LLC	(Delaware)	(inactive)
REEP-IND MCP WEST NC LLC	(Delaware)
Cumberland Properties LLC	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Bay Avenue Urban Renewal LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-RTL CTC NY LLC	(Delaware)
5005 LBJ Tower LLC	(Delaware)	(97%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(100%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
REEP-MF BELLVUE STATION WA LLC	(Delaware)
REEP-LP BELLVUE STATION JV LLC	(Delaware)	(86.15%)
REEP-HINES ENCLAVE POINT AZ LLC	(Delaware)
REEP-HINES ENCLAVE POINT JV LLC	(Delaware)	(50%)
REEP-MF WILDHORSE RANCH TX LLC	(Delaware)
REEP-WP-WILDHORSE RANCH JV LLC	(Delaware)
REEP-IND ROMULUS MI LLC	(Delaware)
REEP-NPD ROMULUS JV LLC	(Delaware)	(87.14%)
REEP-MF SOUTH MAIN TX LLC	(Delaware)	(100%)
REEP-AO SOUTH MAIN JV LLC	(Delaware)	(99.99%)
REEP-AO SOUTH MAIN OWNER LLC	(Delaware)	(100%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-1250 Forest LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FRANKLIN MA HOLDER LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-IND MCP II NC LLC	(Delaware)
REEP-IND MCP IV NC LLC	(Delaware)
REEP-IND MCP V NC LLC	(Delaware)
REEP-IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND MCP West NC LLC	(Delaware)
REEP-IND STANFORD COURT LLC	(Delaware)
REEP-IND STANFORD COURT CA LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF One City Center NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-MF STEWART AZ OLDER LLC	(Delaware)
REEP-MF STEWART AZ	(Delaware)
REEP-OFC Aspect OR LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC Financial Center FL LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP-OFC 515 Post Oak TX LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-RTL DTC VA LLC	(Delaware)	(NYLIC: 39%, NYLIAC: 61%)
REEP-RTL DTC-S VA LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
REEP-OFC 410 TOWNSEND CA LLC	(Delaware)
REEP-OFC 410 TOWNSEND LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-2023 PH 5 LLC	(Delaware)	(Name change to Madison-LPP Kernersville GP LLC)
REEP-2023 PH 6 LLC	(Delaware)	(Name change to Madison-LPP Kernersville LP)
REEP-2023 PH 7 LLC	(Delaware)
REEP-2023 PH 8 LLC	(Delaware)	(Name change to Madison-LPP Kernersville QRS, Inc.)
REEP-OFC 600 TOWNSEND CA LLC	(Delaware)
REEP-OFC 600 TOWNSEND LLC	(Delaware)
REEP-OFC 1341 G DC LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-OFC 1030 15NM DC LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-OFC 1111 19NW DC LLC	(Delaware)	(NYLIC: 63.83%, NYLIAC: 36.17%)
REEP 220 NW Owner LLC	(Delaware)
REEP-OFC 30 WM IL LLC	(Delaware)	(formed 1.2.2025)
REEP-SS Marshfield LLC	(Delaware)	(formed 1.10.2025)
REEP-LLP Marshfield JV LLC	(Delaware)	(formed 1.10.2025)
REEP-SS Vallejo LLC	(Delaware)	(formed 1.7.2025)
REKA 51M HOLDINGS, LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
Summit Ridge Apartments, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
NYLIC HKP MEMBER LLC	(Delaware)	(NYLIC-MM: 67.974%, NYLIAC-IM: 32.026%)
NYLIC HKP VENTURE LLC	(Delaware)	(51%)
NYLIC HKP REIT LLC	(Delaware)	(51%)
New York Life Funding	(Cayman Islands)[6]
New York Life Global Funding	(Delaware)[6]
Government Energy Savings Trust 2003-A (GEST)	(New York)[7]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[7]
NYLARC Holding Company Inc.	(Arizona)[6]
New York Life Agents Reinsurance Company	(Arizona)[6]
JREP Fund Holdings I, L.P.	(Cayman Islands)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Islands)	(30.3%)
REEP-NYL JAG ACQUISITION CO MEMBER LLC	(Delaware)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-IMPIC OFC PROMINENCE ATLANTA LLC	Delaware
REEP-IMPIC OFC 24th CAMELBACK AZ LLC	Delaware
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust	(Delaware)[7]
Skyhigh SPV Note Issuer 2020 LLC	(Delaware)[7]
Sol Invictus Note Issuer 2021-1 LLC	(Delaware)
Veritas Doctrina Note Issuer SPV LLC	(Delaware)
Fairview Capital Partners, LLC	(Delaware)	(49%)
AC 2023 NMTC Investor, LLC	(Louisiana)	(NYLIC: 79.20%, NYLIAC: 19.80%)
USB NMTC FUND 20223-6, LLC	(Delaware)
NYLIC RLP II, LLC	(Delaware)

(+)
By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.
(*)
Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(†)
New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
1
NYL Cayman Holdings Ltd. owns 15.62%.
2
NYL Worldwide Capital Investment LLC owns 0.002%.
3
NYLIC owns 0.00%, NYLIAC owns 0.00%, and MacKay owns .07% for a total ownership of .07%.
4
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6
Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
7
Control is through financial interest or investment management contract, not ownership of voting interests.

ITEM 30. INDEMNIFICATION
Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.
Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Item 27 Exhibit (f)(2)(b) hereto) for the full text of the indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS
(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I
NYLIAC Variable Universal Life Separate Account-I
NYLIAC MFA Separate Account-I
NYLIAC MFA Separate Account-II
NYLIAC Variable Annuity Separate Account-I
NYLIAC Variable Annuity Separate Account-II
NYLIAC Variable Annuity Separate Account-IV
NYLIAC VLI Separate Account
New York Life Investments Funds Trust
New York Life Investments Funds
New York Life Investments VP Funds Trust
(b) Management. The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.
Names of Directors & Officers:	Positions & Offices with Underwriter:
Lehneis, Kirk C.	Chairman & Senior Managing Director
Barros, Jose N.	Chief Executive Officer & Manager
Harte, Francis Michael	Senior Managing Director, Manager & Audit Committee Member
Akkerman, John W.	Senior Managing Director, New York Life Investments Institutional Sales
Abramo, Stephen	Senior Managing Director, Field Operations Value Stream - Agency Wholesale
Sabal, Craig A.	Senior Managing Director, NYL Investors Institutional Sales
Taylor, Todd E.	Senior Managing Director, Retail Annuities
Millay, Edward P.	Audit Committee Member (Chairman) & Manager
Gamble, Michael	Managing Director, Institutional Sales
Wickwire, Brian D.	Managing Director, Controller and Chief Operating Officer
Benintende, Jack R.	Managing Director, Index IQ
Bain, Karen A.	Vice President, Tax
Sharrier, Elizabeth A.	Corporate Vice President & Assistant Secretary
Meade, Colleen A.	Associate General Counsel & Secretary
Misra, Manali S.	Assistant General Counsel & Assistant Secretary
Andreola, Michael	Director, Compliance and Sales Material Review
Howard, Linda M.	Director, Chief Compliance Officer, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer, & Treasurer
Long, Harry S.	Director, Insurance Solutions - Retail Life
(c) Compensation from the Registrant.
Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, New York, New York 10010; New York Life – Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and New York Life Investment Management LLC, State Street Bank KC, 2323 Grand Blvd, 5th Floor, Kansas City, Missouri 64108.
ITEM 33. MANAGEMENT SERVICES
Not applicable.

ITEM 34. FEE REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES
New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.
SECTION 403(b) REPRESENTATIONS
Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in New York, New York on April 10, 2025.
NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT – III (Registrant)
By:	/s/ Matthew Williams Name: Matthew Williams Title: Vice President
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)
By:	/s/ Matthew Williams Name: Matthew Williams Title: Vice President
As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.
Craig L. DeSanto*	Chairman of the Board, Chief Executive Officer, President & Director (Principal Executive Officer)
Eric M. Feldstein*	Director & Chief Financial Officer (Principal Financial Officer)
Robert M. Gardner*	Director & Controller (Principal Accounting Officer)
Francis M. Harte*	Director
Thomas A. Hendry*	Director
Jodi L. Kravitz*	Director
Anthony R. Malloy*	Director
Michael K. McDonnell*	Director
Amy Miller*	Director

By:	/s/ Matthew Williams Matthew Williams Attorney-in-Fact
April 10, 2025

*
Pursuant to Powers of Attorney – Previously filed on 12/20/2024.

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
(k)(1)	Opinion and Consent of Charles A. Whites, Jr., Esq.
(l)(1)	Consent of PricewaterhouseCoopers LLP